Schedule 14/DEF


                            Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))


[X] Definitive Proxy Statement


[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

--------------------------------------------------------------------------------
                             AUGUSTA PARTNERS, L.P.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

                             AUGUSTA PARTNERS, L.P.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                 MARCH 31, 2003

Dear Limited Partner:

      On behalf of the Individual General Partners of Augusta Partners, L.P. (the "Partnership"), it is my pleasure to invite you to attend a Special Meeting of Limited Partners of the Partnership (the "Meeting"). The Meeting will be held at 11:00 a.m. (Eastern Standard time) on April 25, 2003, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The formal notice of the Meeting is included with these materials.

      As you may know, on January 2, 2003, Fahnestock Viner Holdings Inc. ("Fahnestock"), its subsidiary Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce, entered into an agreement pursuant to which Fahnestock & Co. will, subject to certain conditions, acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, Augusta Management, L.L.C., the investment adviser of the Partnership (the "Adviser"). Currently, CIBC WM serves as the managing member of the Adviser and serves as the placement agent for interests in the Partnership. In addition, CIBC WM provides certain management and administrative services to the Partnership. Consummation of the Transaction will result in a change in control of the Adviser and thus, will result in the automatic termination of the investment advisory arrangements between the Adviser and the Partnership, as required by the Investment Company Act of 1940. In anticipation of the consummation of the Transaction, please review the enclosed Proxy Statement in which you are being asked to approve the provisions contained in the proposed amendment to the Second Amended and Restated Limited Partnership Agreement of the Partnership (the "Amendment") which will permit the Adviser to continue to provide investment advice to the Partnership and will allow Fahnestock & Co. to provide management and administrative services to the Partnership.

      It is important to keep in mind that Fahnestock & Co. is acquiring the investment fund management businesses of CIBC WM, but is not acquiring the Partnership or its assets. Your interest in the Fund will not change as a result of the Transaction. Moreover, the Transaction is not expected to have any impact on the Partnership's investment program or result in any change in the personnel making investment decisions for the Partnership. In addition, Fahnestock & Co. has advised the Board that it expects the current senior management team of the Adviser to be retained and that Fahnestock is committed to providing the same high quality services to which you've grown accustomed following the consummation of the Transaction.

      The Board therefore recommends that you vote "FOR" the approval of the provisions contained in the proposed Amendment, thus enabling the Partnership to continue to benefit from the Adviser's services and to receive Fahnestock & Co.'s management and administrative services following the consummation of the Transaction. This and certain other matters are described more fully in the accompanying proxy materials.

      The business to be conducted at the Meeting is described more fully in the attached Notice of Special Meeting and Proxy Statement. Please read the Proxy Statement carefully in deciding how to vote.

      Please feel free to call the proxy solicitor, PFPC Inc., at 1-877-456-6399 to answer any questions you may have regarding the voting of your limited partner interests.

      WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR VIEWS BE REPRESENTED. TO BE SURE THAT HAPPENS, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED OR BY FAX TO 1-877-226-7171 OR VOTE AS OTHERWISE PROVIDED IN THE ENCLOSED PROXY CARD. If you attend the Meeting and wish to vote in person, you may revoke your proxy at that time.

      Thank you for your confidence and support.

                                                    Very truly yours,

                                                    Augusta Partners, L.P.




                                                    Howard M. Singer
                                                     Individual General Partner

                             QUESTIONS AND ANSWERS.

      AT A SPECIAL MEETING OF THE LIMITED PARTNERS ("LIMITED PARTNERS") OF AUGUSTA PARTNERS, L.P. (THE "PARTNERSHIP") TO BE HELD ON APRIL 25, 2003, LIMITED PARTNERS WILL HAVE THE OPPORTUNITY TO VOTE ON PROPOSALS RELATING TO THE PARTNERSHIP. WE RECOMMEND THAT YOU CAREFULLY READ THE ENCLOSED PROXY STATEMENT, WHICH DESCRIBES THE PROPOSALS IN DETAIL. THE FOLLOWING "QUESTIONS AND ANSWERS" ARE PROVIDED FOR YOUR CONVENIENCE.

WHY IS THE PARTNERSHIP HOLDING A SPECIAL MEETING OF LIMITED PARTNERS?

            Fahnestock Viner Holdings Inc. ("Fahnestock"), its subsidiary Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce ("CIBC") entered into an agreement pursuant to which Fahnestock & Co. agreed to acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, Augusta Management, L.L.C., the investment adviser of the Partnership (the "Adviser"). In connection with the Transaction, CIBC WM will cease to serve as the managing member of the Adviser and will be replaced by Oppenheimer Asset Management Inc. (the "Managing Member"), an affiliate of Fahnestock. In addition, CIBC WM will cease to serve as the Partnership's placement agent and will cease to provide management and administrative services to the Partnership. Pursuant to separate written agreements, Fahnestock & Co will replace CIBC WM in such capacities. The Investment Company Act of 1940, as amended (the "1940 Act"), and the Partnership's Second Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") provide that the change in control of the Adviser resulting from the Transaction will constitute an "assignment" of the currently effective investment advisory arrangements between the Adviser and the Partnership. As required by the 1940 Act, such an assignment will result in the automatic termination of those arrangements. In anticipation of the consummation of the Transaction and to provide continuity in investment advisory services to the Partnership, the Individual General Partners of the Partnership (the "IGPs") unanimously approved the provisions (the "Advisory Provisions") contained in the proposed amendment (the "Amendment") to the Partnership Agreement that would become effective upon the consummation of the Transaction, subject to the approval of the Limited Partners. The IGPs also unanimously approved the provisions (the "Administrative Provisions") contained in the Amendment which will allow Fahnestock & Co., pursuant to a separate written agreement, to provide management and administrative services to the Partnership and to receive a fee from the Partnership for the provision of those services.

            Under the 1940 Act, investment advisory arrangements are required to be approved by the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the investment company. Amendments to the Partnership Agreement require the approval of the Limited Partners. For these reasons, the Limited Partners are being asked to approve the Advisory Provisions and the Administrative Provisions.

WHAT IS BEING ACQUIRED IN THE TRANSACTION?

            As noted above, Fahnestock & Co. has agreed to acquire the investment fund management business of CIBC WM. The Partnership is not being acquired.

HOW WILL THE TRANSACTION AFFECT THE OPERATIONS OF THE PARTNERSHIP?

            Investment professionals employed by Ardsley Advisory Partners ("Ardsley"), the non-managing member of the Adviser, will continue to manage the Partnership's investment portfolio on behalf of the Adviser, and Mr. Philip J. Hempleman, the managing general partner of Ardsley, will continue to be primarily responsible for the day to day management of the Partnership's investment portfolio. Fahnestock has advised the IGPs that it does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Adviser, or in the manner in which the Adviser renders services to the Partnership following the Transaction. The IGPs have considered the potential impact of the Transaction on other aspects of the Partnership's operations. In this regard, the IGPs believe that the operations of the Partnership will be performed at the same level following the Transaction.

HOW WILL THE TRANSACTION AFFECT ME AS A LIMITED PARTNER?

            The fees charged to the Partnership and the Limited Partners will not change as a result of the Transaction. The Transaction will not otherwise affect any rights, privileges or obligations of the Limited Partners. In addition, the Transaction will have no tax consequences to any Limited Partner or the Partnership.

WHY IS IT PROPOSED THAT THE PARTNERSHIP CONVERT TO A LIMITED LIABILITY COMPANY?

            Limited Partners are being asked to approve the conversion (the "Conversion") of the Partnership from a Delaware limited partnership to a Delaware limited liability company to be named Augusta Fund, L.L.C. (the "Fund").

            Generally, a general partner of a limited partnership, such as each of the IGPs, is liable for all the debts and obligations of the partnership, but a manager of a limited liability company is not obligated personally for any debt, obligation or liability of the limited liability company solely by reason of acting as manager of the limited liability company. The IGPs, therefore, have a conflict of interest in the approval of the Conversion because, as members of the Board of Managers of the Fund (each, a "Manager"), they would not be personally liable for the debts, obligations or liabilities of the Fund. The IGPs believe that the Partnership and Limited Partners will also benefit from the Conversion, because the limited liability afforded managers of a Delaware limited liability company should enable the Fund to attract and retain qualified and knowledgeable persons to serve as Managers of the Fund. The IGPs believe that this will promote the effective supervision of the operations of the Fund. In addition, since the Conversion will bring the Partnership in line with other registered investment companies for which affiliates of the Adviser act as investment adviser, the IGPs believe that the Conversion may create efficiencies and reduce legal and other costs. Under the Delaware Limited Liability Company Act, before the Conversion may become effective, a limited liability company agreement must be approved by the Limited Partners representing more than 50% of the value of outstanding limited partnership interests of the Partnership. If the Conversion is approved, the Limited Partners will also be asked to adopt the proposed limited liability company agreement of the Fund (the "LLC Agreement") that was previously approved by the IGPs, subject to the Limited Partners' approval of the Conversion and adoption of the LLC Agreement.

            In the event that the Conversion is approved and the LLC Agreement is adopted, the IGPs also unanimously approved a proposed investment advisory agreement (the "New Advisory Agreement") between the Fund and the Adviser which will permit the Adviser to provide investment advice to the Fund after the Conversion.

HOW WILL THE CONVERSION AFFECT ME AS A LIMITED PARTNER?

            If Limited Partners approve the Conversion, the Partnership will become a Delaware limited liability company and, as noted above, will be renamed Augusta Fund, L.L.C. Each Limited Partner automatically will become a member of the Fund (each, a "Member") with an interest in the Fund equal in value to that Limited Partner's interest in the Partnership immediately prior to the Conversion. The Conversion will not otherwise affect any rights, privileges or obligations of the Limited Partners and will not result in any material change in the operations or management of the Partnership.

            The Fund and its Members will bear the same fees and charges as the Partnership and its Limited Partners now bear. In addition, the Conversion will have no tax consequences to any Limited Partner or the Partnership or, after the Conversion, to any Member or the Fund.

HOW DO THE IGPS RECOMMEND THAT I VOTE?

            The IGPs recommend that you vote "FOR" each of the proposals on the proxy card.

HOW CAN I VOTE?

            Whether or not you attend the Meeting, you may vote by using one of the following options:

            o BY MAIL: Mark, sign and date the enclosed proxy card and return in the enclosed envelope; or

            o BY FAX: Mark, sign and date the enclosed proxy card and fax both sides of the card to 1-877-226-7171. Do not mail the paper proxy card; or


            o BY PHONE: Call 1-888-221-0697 to vote by phone. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The automatic system will prompt you on how to vote. Do not mail the paper proxy card; or


            o BY INTERNET: Log on to www.proxyweb.com. Have your control number (located on the signature side of the enclosed proxy card) available for reference. The system will prompt you on how to vote. Do not mail the paper proxy card.

            If you attend the Meeting, you may vote in person.

                             AUGUSTA PARTNERS, L.P.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                  NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                          TO BE HELD ON APRIL 25, 2003

To the Limited Partners:

            A Special Meeting (the "Meeting") of the Limited Partners (the "Limited Partners") of Augusta Partners, L.P. (the "Partnership") will be held on April 25, 2003, at 11:00 a.m. (Eastern Standard time) at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

            The Meeting is called for the following purposes:

            (1A) to approve the provisions (the "Advisory Provisions") contained in the proposed amendment (the "Amendment") to the Second Amended and Restated Limited Partnership Agreement of the Partnership which will authorize Augusta Management, L.L.C. (the "Adviser") to continue to provide investment advice to the Partnership effective upon the acquisition by Fahnestock & Co. Inc. ("Fahnestock & Co.") of the investment fund management business of CIBC World Markets Corp.;

            (1B) to approve the provisions (the "Administrative Provisions") contained in the proposed Amendment which will allow Fahnestock & Co., pursuant to a separate written agreement, to provide management and administrative services to the Partnership and to receive a fee from the Partnership for the provision of those services;

            (2A) to approve the conversion (the "Conversion") of the Partnership from a Delaware limited partnership to a Delaware limited liability company to be named Augusta Fund, L.L.C. (the "Fund");

            (2B)  to adopt,  subject  to the  approval  of the  Conversion,  the
                  proposed  limited   liability   company  agreement  (the  "LLC
                  Agreement") of the Fund;

            (2C) to approve, subject to the approval of the Conversion and the adoption of the LLC Agreement, a proposed investment advisory agreement between the Fund and the Adviser;

            (3) to elect four persons to serve as individual general partners of the Partnership or, if the Conversion is approved by the Limited Partners, to serve as members of the Board of Managers of the Fund; and

            (4) to transact such other business as may properly come before the Meeting.

            These items are discussed in greater detail in the accompanying Proxy Statement.

            You may vote at the Meeting if you are a Limited Partner of record of the Partnership as of the close of business on February 28, 2003. If you attend the Meeting, you may vote in person. Limited Partners who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope or by fax to 1-877-226-7171 or vote as otherwise indicated on the enclosed proxy card. Signed but unmarked proxy cards will be counted in determining whether a quorum is present and will be voted in favor of each proposal.

            The Partnership will furnish, without charge, a copy of the Partnership's most recent annual report and semi-annual report to Limited Partners upon request. Please call 1-888-697-9661 to request a copy of these reports.

            If you have any questions, please call your account representative or CIBC World Markets Corp., Alternative Investments Group at 212-667-4225.

                                                      By Order of the Individual
                                                         General Partners


                                                      Howard M. Singer
                                                      Individual General Partner

EACH LIMITED PARTNER'S VOTE IS IMPORTANT. THE MEETING OF LIMITED PARTNERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE PARTNERSHIP WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE PARTNERSHIP TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE AS OTHERWISE INDICATED IN THE ENCLOSED PROXY CARD.

                             AUGUSTA PARTNERS, L.P.
                          C/O CIBC WORLD MARKETS CORP.
                                622 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                             Telephone: 212-667-4225

                       SPECIAL MEETING OF LIMITED PARTNERS
                          To Be Held on April 25, 2003

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

            This Proxy Statement is being furnished to limited partners (each, a "Limited Partner" and, collectively, the "Limited Partners") of Augusta Partners, L.P. (the "Partnership") by the Individual General Partners of the Partnership (the "IGPs"). The IGPs are requesting your proxy for use at a special meeting of Limited Partners (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, on April 25, 2003, beginning at 11:00 a.m. (Eastern Standard time). Your proxy may also be voted at any adjournment of the Meeting.

            In addition to soliciting proxies by mail, officers of CIBC World Markets Corp. ("CIBC WM"), the managing member of Augusta Management, L.L.C., the Partnership's investment adviser (the "Adviser"), and officers and employees of the Partnership's administrator, PFPC Inc., may solicit proxies by telephone, telegraph or in person, without special compensation. CIBC WM will bear the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures (except that the costs associated with Proposals 2A and 2B will be attributable to the Partnership).

            At the Meeting, Limited Partners will vote on proposals: (i) to approve the provisions (the "Advisory Provisions") contained in the amendment (the "Amendment") to the Second Amended and Restated Limited Partnership Agreement of the Partnership (the "Partnership Agreement") which will enable the Adviser to continue to provide investment advice to the Partnership after the consummation of the acquisition by Fahnestock & Co. Inc. ("Fahnestock & Co."), a subsidiary of Fahnestock Viner Holdings Inc. ("Fahnestock") of the investment fund management business of CIBC WM (the "Transaction"); (ii) to approve the provisions (the "Administrative Provisions") contained in the Amendment which will allow Fahnestock & Co., pursuant to a separate written agreement, to provide management and administrative services to the Partnership and to receive a fee from the Partnership for the provision of those services; (iii) to approve the conversion (the "Conversion") of the Partnership from a Delaware limited partnership to a Delaware limited liability company to be named Augusta Fund, L.L.C. (the "Fund"); (iv) to approve, subject to the approval of the Conversion, the adoption of the proposed limited liability company agreement of the Fund (the "LLC Agreement"); (v) to approve, subject to the approval of the Conversion and the adoption of the LLC Agreement, a proposed investment advisory agreement between the Fund and the Adviser (the "New Advisory Agreement"); and (vi) to elect the four persons to serve as IGPs of the

Partnership or, if the Conversion is approved by the Limited Partners, to serve as members of the Board of Managers of the Fund ("Managers").

            If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interest in the Partnership will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies will be voted: (i) FOR the approval of the Advisory Provisions, (ii) FOR the approval of the Administrative Provisions,
(iii) FOR the approval of the Conversion, (iv) FOR the adoption of the LLC Agreement, (v) FOR the approval of the New Advisory Agreement, and (vi) FOR the election of each nominee to serve as an IGP of the Partnership or, if the Conversion is approved by the Limited Partners, FOR the election of each nominee to serve as a Manager of the Fund. You have the right to revoke your proxy at any time prior to its exercise either by attending the Meeting and voting in person or by sending a letter of revocation or a later dated proxy to the Partnership at the above address prior to the date of the Meeting.

            If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A vote may be taken on one or more of the proposals prior to such an adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of the holders of a majority of the interests in the Partnership present at the Meeting in person or by proxy and entitled to vote. Under the limited partnership agreement of the Partnership, the presence in person or by proxy of Limited Partners holding a majority of the total number of votes eligible to be cast by all Limited Partners as of the record date will constitute a quorum at any meeting.

            The close of business on February 28, 2003 has been fixed as the record date (the "Record Date") for the determination of Limited Partners entitled to notice of and to vote at the Meeting and any adjournment.

            Each Limited Partner is entitled to cast a number of votes equivalent to such Limited Partner's partnership percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital accounts of all Limited Partners was $74,229,801.11.

            This Proxy Statement is first being mailed to Limited Partners on or about March 31, 2003.

            The Partnership's most recent annual report and semi-annual report to Limited Partners are available upon request, without charge, by calling 1-888-697-9661.

            As of the Record Date, there were no Limited Partners owning of record or known by the Partnership to own beneficially 5% or more of the outstanding interests in the Partnership. None of the IGPs holds any outstanding interests in the

----------
(1) A partnership percentage is established for each Limited Partner on the Partnership's books as of the first day of each fiscal period. The partnership percentage of each Limited Partner was most recently established on February 1, 2003, and was determined by dividing the balance of the Limited Partner's capital account as of such date, which was the commencement of the most recent fiscal period, by the sum of the balances of capital accounts of all Limited Partners as of that date. The sum of the partnership percentages of all Partners for each fiscal period equals 100%. This means that, if a Limited Partner's partnership percentage is 1.1%, such Limited Partner will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Limited Partners.

Partnership. As of the Record Date, the Adviser and its affiliates (collectively, the "Adviser Affiliates") owned beneficially, as Limited
Partners,   in  the  aggregate  0.90%  of  the  outstanding   interests  in  the
Partnership.

                                TABLE OF CONTENTS

                                                                            PAGE

I.    Proposals for Member Approval ...........................................1

      Proposal 1 -- Approval of the Proposed Amendment ........................1

           Proposal 1A -- Approval of the Advisory Provisions
                          Contained in the Proposed Amendment .................1

           Proposal 1B -- Approval of the Administrative Provisions
                          Contained in the Proposed Amendment .................8

      Proposal 2 -- Approval of the Conversion of the Partnership
                    to a Delaware Limited Liability Company and
                    Related Matters ...........................................9

           Proposal 2A -- Approval of the Conversion of the Partnership
                          to a Delaware Limited Liability Company to be
                          Named Augusta Fund, L.L.C. ..........................9

           Proposal 2B -- Approval of the Adoption of the Proposed
                          Limited Liability Company Agreement ................12

           Proposal 2C -- Approval of the Proposed Investment Advisory
                          Agreement Between the Fund and the Adviser .........13

      Proposal 3 -- Election of Four Nominees to Serve as IGPs/Managers ......19

II.   Voting Information .....................................................24

III.  Other Matters and Additional Information ...............................25

I.    PROPOSALS FOR MEMBER APPROVAL.

                                   PROPOSAL 1

                        TO APPROVE THE PROPOSED AMENDMENT

                                   PROPOSAL 1A

                       APPROVAL OF THE ADVISORY PROVISIONS
                       CONTAINED IN THE PROPOSED AMENDMENT

INTRODUCTION

            Under the Partnership Agreement, the Adviser has the authority and responsibility to provide investment advice to, and manage the investments of, the Partnership. The Adviser is a Delaware limited liability company for which CIBC WM serves as the managing member. Ardsley Advisory Partners ("Ardsley") is the non-managing member of the Adviser, and is responsible for providing the Adviser the personnel who provide portfolio management services to the Partnership, subject to the supervision of CIBC WM, the Adviser's managing member. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and has provided investment advice to the Partnership since the commencement of the Partnership's operations.

INVESTMENT COMPANY ACT OF 1940 REQUIREMENTS

            As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser's authority pursuant to the Partnership Agreement to provide investment advice to the Partnership will automatically terminate upon an "assignment." An "assignment" is deemed to include any change of control of the Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company, such as the Partnership, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. The Transaction will result in a change in control of the Adviser because an affiliate of Fahnestock will become the managing member of the Adviser. Therefore, in order for the Adviser to continue to provide investment advice to the Partnership after the consummation of the Transaction, Limited Partners must approve the provisions (the "Advisory Provisions") contained in the proposed amendment (the "Amendment") to the Partnership's Second Amended and Restated Limited Partnership Agreement.

            If approved by the Limited Partners, the investment advisory arrangements described in the Advisory Provisions will become effective upon the consummation of the Transaction and will have an initial term of two years from the date of the Amendment's execution. The investment advisory arrangements set forth in the Advisory Provisions will continue in effect from year to year thereafter provided that such continuance is approved annually by: (i) the IGPs of the Partnership; or (ii) the vote of a majority (as defined by the 1940

Act) of the outstanding voting securities of the Partnership; and, that, in either event, such continuance also is approved by a majority of the IGPs who are not "interested persons," as defined by the 1940 Act, of the Partnership (the "Independent IGPs") by vote cast in person at a meeting called for the purpose of voting on such approval.

            In anticipation of the Transaction and to provide continuity in investment advisory services, at a meeting held on January 24, 2003, the IGPs, including a majority of the Independent IGPs, approved the Advisory Provisions and directed that the Advisory Provisions be submitted to the Limited Partners for approval at the Meeting. THE TERMS OF THE ADVISORY PROVISIONS ARE THE SAME IN ALL MATERIAL RESPECTS AS THE TERMS OF THE INVESTMENT ADVISORY ARRANGEMENTS OF THE PARTNERSHIP AGREEMENT, EXCEPT FOR THE DATE OF ITS EFFECTIVENESS AND ITS INITIAL TERM. At their meeting, the IGPs, including a majority of the Independent IGPs, also approved a new management and administration agreement between the Partnership and Fahnestock & Co. and a new placement agent agreement between the Partnership and Fahnestock & Co. These new agreements will permit Fahnestock & Co. to provide, and permit the Partnership to receive, the same services under those agreements as are now provided by CIBC WM, at the same fees, after the consummation of the Transaction. The new management and administration agreement and placement agent agreement are not subject to approval by the Limited Partners. They will become effective upon the consummation of the Transaction if either the Advisory Provisions or the New Advisory Agreement is approved by the Limited Partners.

            CIBC WM and Fahnestock intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined by the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The IGPs are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Partnership. Moreover, Fahnestock has agreed with CIBC WM that it and its affiliates will use reasonable best efforts to ensure that no unfair burden will be imposed on the Partnership by or as a result of the Transaction.

            The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser. In connection with satisfaction of this requirement, Fahnestock has agreed with CIBC WM that it will use reasonable best efforts to ensure compliance with this requirement. With respect to this second condition, three of the four IGPs are not "interested persons" of the Adviser, Fahnestock or any of their respective affiliated persons. Thus, the IGPs currently satisfy the 75% requirement. It is expected that the IGPs will continue to satisfy the condition of Section 15(f) for the requisite three-year period.

THE ADVISER

            The Adviser is located at 622 Third Avenue, New York, New York 10017, and serves as a general partner of the Partnership. The Adviser manages the Partnership's investments, subject to the supervision of the IGPs. The Adviser is a joint venture between CIBC WM and Ardsley, who are its sole members. Under the terms of the limited liability company agreement governing the Adviser, Ardsley provides the Adviser the personnel who provide portfolio management services to the Partnership, subject to the supervision of CIBC WM, the Adviser's managing member. CIBC WM is located at 622 Third Avenue, New York, New York 10017. Ardsley is located at 262 Harbor Drive, Stamford, Connecticut 06902.

            CIBC WM is the U.S. corporate, investment, institutional and private client banking arm of Canadian Imperial Bank of Commerce ("CIBC"), the parent and controlling person of CIBC WM. CIBC WM is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act. Howard M. Singer, a Managing Director of CIBC WM, serves as an IGP of the Partnership. CIBC is located at Commerce Court, Toronto, Ontario, Canada M5l 1A2.

            The Adviser does not have any directors or officers.

INFORMATION CONCERNING FAHNESTOCK

            Fahnestock & Co. is registered as investment adviser under the Advisers Act, and as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc.

            Fahnestock is a publicly traded company listed on the New York Stock Exchange. Fahnestock & Co., the principal subsidiary of Fahnestock, is a full-service, self-clearing securities brokerage firm headquartered in New York, and an investment adviser. Fahnestock & Co. is a member firm of the New York Stock Exchange and all principal U.S. exchanges. Following the Transaction, the combined firm will have over sixteen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on number of financial consultants and client assets.

            Fahnestock & Co. is a wholly-owned subsidiary of Viner Finance Inc., which in turn is wholly-owned by E.A. Viner International Co., which in turn is wholly-owned by Fahnestock. In excess of 50% of the Class B (voting) shares of Fahnestock are owned by Phase II Financial Limited, an Ontario corporation controlled by Albert G. Lowenthal; in excess of 44% of the Class B (voting) shares of Fahnestock are owned by Elka Estates Limited, an Ontario corporation which is controlled by Olga Roberts.

            The principal business address of each of the foregoing is 125 Broad Street, 16th Floor, New York, New York 10004.

THE TRANSACTION

            On January 2, 2003, Fahnestock, Fahnestock & Co., CIBC WM and CIBC entered into an agreement pursuant to which Fahnestock & Co. agreed to acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, the Adviser. In addition, pursuant to that agreement, Fahnestock & Co. acquired the U.S. brokerage business of CIBC WM. Currently, CIBC WM serves as the managing member of the Adviser and serves as the placement agent for interests in the Partnership. In addition, CIBC WM provides certain administrative services to the Partnership.

            The Transaction is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approval of agreements by the Limited Partners of the Partnership and the receipt of requisite regulatory approvals. If for any reason the Transaction is not consummated, the Partnership Agreement will remain in effect in accordance with its terms.

            Upon consummation of the Transaction, CIBC WM will cease to serve as the managing member of the Adviser and will be replaced by Oppenheimer Asset Management Inc. (the "Managing Member"), an affiliate of Fahnestock which is registered as an investment adviser under the Advisers Act. In accordance with the provisions of the 1940 Act, this transfer of control of the Adviser from CIBC WM to the Managing Member will result in the "assignment" of the investment advisory arrangements between the Adviser and the Partnership and, as required by the 1940 Act and the Partnership Agreement, will result in the automatic termination of those arrangements. In anticipation of the consummation of the Transaction and to provide continuity in investment advisory services to the Partnership, the IGPs, including each of the Independent IGPs, unanimously approved the Advisory Provisions which will permit the Adviser to continue to provide investment advice to the Partnership after the Transaction. The Advisory Provisions can become effective only if approved by the Limited Partners.

            Fahnestock's acquisition of the U.S. brokerage business of CIBC WM closed on January 3, 2003, and the purchase agreement with respect to the investment fund management business was executed as of January 2, 2003. The Transaction is scheduled to be completed on or about April 30, 2003. Upon consummation of the Transaction, and subject to approval of the Advisory Provisions or the New Advisory Agreement, Fahnestock & Co. will replace CIBC WM as the administrator and placement agent of the Partnership.

            In connection with the Transaction, CIBC and/or CIBC WM, on the one hand, and Fahnestock and/or Fahnestock & Co., on the other, entered into a series of related agreements pursuant to which there would be an ongoing relationship between the parties following the closing. These agreements relate primarily to the sale of the U.S. brokerage business of CIBC WM, and provide, in part, that CIBC WM will provide research to Fahnestock & Co. for up to two years and clear transactions executed by Fahnestock & Co. In addition, CIBC agreed for a period of time not to compete against or solicit certain clients of Fahnestock in connection with the brokerage business being acquired. CIBC also agreed for a period of time not to solicit certain employees or clients of Fahnestock & Co. in connection with the investment fund management business being acquired.

THE PARTNERSHIP AGREEMENT AND THE ADVISORY PROVISIONS

            Under the Partnership Agreement, the Adviser is responsible for providing investment advice to the Partnership. The Advisory Provisions provide the same authority to the Adviser and will become effective upon the consummation of the Transaction. The Partnership Agreement was approved by the Limited Partners at a Special Meeting held on September 30, 1997, and was subsequently amended by the approval of the IGPs, including a majority of the Independent IGPs, on October 28, 1998. The Advisory Provisions are the same in all material respects as the investment advisory arrangements contained in the Partnership Agreement, except for their effective dates and initial terms. A copy of the proposed Amendment including the Advisory Provisions is contained in Exhibit A to this Proxy Statement.


            Under the terms of the Advisory Provisions, the Adviser will continue to be responsible for the management of the Partnership's portfolio of investments in accordance with the Partnership's stated investment policies and restrictions. The Adviser will continue to be responsible for making investment decisions for the Partnership, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Partnership's investment portfolio.

            Under the Partnership Agreement, the Adviser is entitled to receive an incentive allocation of 20% of the net profits, if any, that have been credited to the capital accounts of each Limited Partner. The incentive allocation generally is determined at the end of each calendar year (and upon the complete repurchase of a Limited Partner's interest in the Partnership), and is charged to a Limited Partner only to the extent that cumulative net profits allocated to that Limited Partner exceed cumulative net losses allocated to the Limited Partner. The same incentive allocation will apply under the Advisory Provisions. During the Partnership's fiscal year ended December 31, 2002, no incentive allocations were made to the Adviser from the capital accounts of Limited Partners.

            All expenses incurred in the operation of the Partnership will continue to be borne by the Partnership, except to the extent specifically required to be borne by the Adviser or Fahnestock. These include, but are not limited to: all costs and expenses directly related to portfolio transactions and positions for the Partnership's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds; expenses incurred in obtaining research and other information or systems utilized for portfolio management purposes by the Adviser, including the costs of publication subscriptions or other news services, statistics and pricing services, service contracts for quotation equipment and related hardware and software; all costs and expenses associated with the organization and registration of the Partnership, and certain offering costs and the costs of compliance with any applicable Federal or state laws; the costs and expenses of holding any meetings of any Limited Partners that are regularly scheduled, permitted or required to be held under the terms of the Advisory Provisions, the 1940 Act or other applicable law; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Partnership; the 1% annual management and administration fee and the fees of custodians and persons (such as PFPC Inc.) providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Partnership or its general partners; and such other types of expenses as may be approved from time to time by the IGPs.

            If approved by Limited Partners, the Advisory Provisions will become effective upon the consummation of the Transaction (subject to the approval of the Administrative Provisions as discussed in more detail in Proposal 1B below) and may be terminated without penalty: (i) by the Partnership upon 60 days' prior written notice to the Adviser, either by majority vote of the IGPs or by the vote of a majority of the outstanding voting securities of the Partnership (as defined by the 1940 Act); or (ii) by the Adviser upon 60 days' prior written notice to the Partnership. Under the Partnership Agreement, the authority of the Adviser to provide investment advice to the Partnership automatically terminates upon the occurrence of any event constituting an "assignment" as defined by the 1940 Act. The Advisory Provisions similarly provide for the automatic termination of the authority of the Adviser to provide investment advice to the Partnership upon such an assignment.

            Both the Partnership Agreement and the Advisory Provisions provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

EVALUATION BY THE BOARD

            The Advisory Provisions were unanimously approved by the IGPs and by the Independent IGPs at a meeting held on January 24, 2003.

            In approving the Advisory Provisions and determining to submit them to Limited Partners for approval, the IGPs determined that continuity and efficiency of advisory services after the Transaction can best be assured by approving the Advisory Provisions. The IGPs believe that the Advisory Provisions will enable the Partnership to obtain high quality investment advisory services at a cost which it deems appropriate and reasonable and that approval of the Advisory Provisions is in the best interests of the Partnership and its Limited Partners.

            In connection with their considerations, the IGPs requested and received and, with the assistance of independent legal counsel, reviewed, information regarding the Advisory Provisions and relevant materials furnished by the Adviser, CIBC WM and Fahnestock. These materials included written information regarding Fahnestock and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.

            In addition, Albert G. Lowenthal, the Chairman and CEO of Fahnestock & Co., met with the IGPs to discuss Fahnestock's current intentions with respect to the Adviser and responded to questions of the IGPs. In discussions with representatives of Fahnestock, the IGPs were advised that Fahnestock does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Adviser, or in the manner in which the Adviser renders services to the Partnership. Fahnestock further advised the IGPs that it anticipates the eligibility of the Adviser to serve as the Partnership's investment adviser will not be affected by the Transaction, that the Adviser will continue to provide investment advice with no material changes in operating conditions, and, in particular, that the Transaction will not adversely affect the ability of the Adviser to fulfill its obligations under the Advisory Provisions.

            In considering the Advisory Provisions, the IGPs focused primarily on the nature, quality and scope of operations and services to date provided by the Adviser to the Partnership, which are expected to continue to be provided after the Transaction. They also focused on the fact that the investment advisory arrangements contained in the Partnership Agreement and the Advisory Provisions, including the terms relating to the services to be performed by the Adviser, and the expenses and incentive allocation payable by the Partnership, are the same in all material respects. In connection with these primary considerations, the IGPs considered the Advisory Provisions in comparison to the investment advisory arrangements of other investment companies and funds, including funds advised by affiliates of the Adviser; particularly, with regard to the level of fees, and the benefits to the Adviser of its relationship with the Partnership. The IGPs also considered that the key personnel who provide investment advice to the Partnership under the supervision of CIBC WM, would continue to provide investment advice to the Partnership after the Transaction, and the commitment of Fahnestock & Co. to maintain the continuity of management functions and the services provided to the Partnership by the Adviser.


            In addition to the foregoing considerations, the IGPs considered the likelihood of the Adviser's continued financial stability following consummation of the Transaction; particularly in light of the overall experience and reputation of Fahnestock & Co., and its financial stability, and also considered whether there are any aspects of the Transaction likely to affect adversely the ability of the Adviser to retain and attract qualified personnel following the Transaction. In connection with these considerations, the IGPs also considered possible alternatives to approval of the Advisory Provisions.

            During its review and deliberations, the IGPs evaluated the potential benefits, detriments and costs to the Partnership and its Limited Partners of the proposed Transaction. The IGPs determined that Limited Partners would likely benefit from the expected retention and the continued availability of the management expertise of the key personnel who provide investment advice to the Partnership. In addition, the IGPs deemed it beneficial to the Partnership to be affiliated with Fahnestock for several reasons, including the expanded distribution capabilities of Fahnestock.

            Based upon their evaluation of the relevant information presented to them, and in light of the fiduciary duties of the IGPs under federal and state law, the IGPs, including all of the Independent IGPs, determined that the Advisory Provisions are in the best interests of the Partnership and its Limited Partners, and recommend that Limited Partners approve the Advisory Provisions.

            One of the IGPs has an  interest  in the  approval  of the  Advisory
Provisions as a result of his financial interest in and position with the Adviser or its affiliates, as described above under "The Adviser."

REQUIRED VOTE


            Approval of the Advisory Provisions by the Limited Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Partnership, which for this purpose means the affirmative vote of the lesser of:
(i) Limited Partners holding interests representing more than 50% of the outstanding interests in the Partnership; or (ii) Limited Partners holding interest representing 67% or more of the interests in the Partnership present at the Meeting if the holders of more than 50% of the outstanding interests in the Partnership are represented at the Meeting in person or by proxy. Approval of Proposals 1A and 1B is required for the Amendment to become effective. If the Limited Partners do not approve the Advisory Provisions, CIBC, Fahnestock and Fahnestock & Co. may nevertheless determine to proceed with the Transaction. In such case, the authority of the Adviser to provide investment advice under the Partnership Agreement would terminate automatically upon the change of control of the Adviser. In that event, the IGPs will take such further action as they may deem to be in the best interests of the Partnership and Limited Partners.

        THE INDIVIDUAL GENERAL PARTNERS, INCLUDING ALL OF THE INDEPENDENT
                     INDIVIDUAL GENERAL PARTNERS, RECOMMEND
                  THAT LIMITED PARTNERS VOTE "FOR" PROPOSAL 1A.

ADDITIONAL INFORMATION

            CIBC WM provides management and administration services to the Partnership pursuant to a separate Management and Administration Agreement, dated as of November 3, 1997, as amended (the "Administration Agreement"). Under the Administration Agreement, CIBC WM generally assists in all aspects of the Partnership's operations, other than providing investment advice, subject to the overall supervision of the IGPs. For services provided under the terms of that agreement, CIBC WM receives a monthly fee which is computed at the annual rate of 1.0% of the value of the Partnership's net assets. For the fiscal year ended December 31, 2002, CIBC WM received $1,104,507.38 in fees under the agreement. CIBC WM has retained Ardsley to provide certain services to the Partnership pursuant to a sub-management and sub-administration agreement. CIBC WM, from the fees it receives under the Administration Agreement, pays Ardsley for such services. CIBC WM also acts as placement agent pursuant to a placement agent agreement with the Partnership, but is not compensated for its services as placement agent. During the fiscal year ended December 31, 2002, CIBC WM executed certain portfolio transactions for the Partnership. In connection with these transactions, the Partnership paid CIBC WM aggregate commissions of $45,850.00, which constitutes 1.3% of the total brokerage commissions paid by the Partnership during the period. Other than management and administrative services fees, commissions and the incentive allocation to the Adviser, no fees were paid by the Partnership to the Adviser, its affiliated persons or any affiliated persons of such persons during the fiscal year ended December 31, 2002.

                                   PROPOSAL 1B

                    APPROVAL OF THE ADMINISTRATIVE PROVISIONS
                           CONTAINED IN THE AMENDMENT

            Pursuant to the Partnership Agreement and the Administration Agreement, CIBC WM provides management and administrative services to the Partnership. Upon consummation of the Transaction, the Administration Agreement will terminate and CIBC WM will cease to provide management and administrative services to the Partnership. In anticipation of the Transaction, at a meeting held on January 24, 2003, the IGPs, including a majority of the Independent IGPs, approved a new management and administration agreement (the "New

Administration Agreement") between the Partnership and Fahnestock & Co. which will allow Fahnestock & Co. to provide management and administrative services to the Partnership. The New Administration Agreement will permit the Partnership to receive, the same services as are now provided to the Partnership under the Administration Agreement, at the same fees, after the consummation of the Transaction. The New Administration Agreement is not subject to approval by the Limited Partners. At their January 24, 2003 meeting, the IGPs also approved the provisions (the "Administrative Provisions") contained in the Amendment which will allow Fahnestock & Co., pursuant to the New Administration Agreement, to provide management and administrative services to the Partnership and to receive a fee from the Partnership for the provision of those services. The IGPs directed that the Administrative Provisions be submitted to the Limited Partners for approval at the Meeting. In order for Fahnestock & Co. to be authorized to receive a fee under the New Administration Agreement, the Limited Partners must approve the Administrative Provisions. A copy of the Amendment including the Administrative Provisions is contained in Exhibit A to this Proxy Statement.

REQUIRED VOTE

            Approval of Proposal 1B requires the affirmative vote of Limited Partners holding interests representing more than 50% of the votes entitled to be cast by the holders of all outstanding interests in the Partnership. Approval of Proposals 1A and 1B is required for the Amendment to become effective.

              THE INDIVIDUAL GENERAL PARTNERS, INCLUDING ALL OF THE
               INDEPENDENT INDIVIDUAL GENERAL PARTNERS, RECOMMEND
                  THAT LIMITED PARTNERS VOTE "FOR" PROPOSAL 1B.

                                   PROPOSAL 2

           APPROVAL OF THE CONVERSION OF THE PARTNERSHIP TO A DELAWARE
                 LIMITED LIABILITY COMPANY AND RELATED MATTERS

                                   PROPOSAL 2A

                  TO APPROVE THE CONVERSION OF THE PARTNERSHIP
                     TO A DELAWARE LIMITED LIABILITY COMPANY
                        TO BE NAMED AUGUSTA FUND, L.L.C.

INTRODUCTION

            The Partnership was organized as a Delaware limited partnership on May 30, 1996. It commenced operations on September 4, 1996, registered under the 1940 Act as a closed-end, non-diversified management investment company. The Partnership's Second Amended and Restated Limited Partnership Agreement dated as of February 10, 1999 (the "Partnership Agreement"), vests in the IGPs the overall responsibility for the management and supervision of the Partnership's operations.

            As a Delaware limited partnership, the Partnership is governed by and subject to the provisions of the Delaware Revised Uniform Limited Partnership Act (the "LP Act"). The LP Act permits the conversion of a Delaware limited partnership into a Delaware limited liability company upon the approval of: (1) all of the general partners of the partnership; and (2) limited partners who own more than 50% of the then current percentage or other interest in the profits of the partnership owned by all of the limited partners of the partnership.

            On January 24, 2003, the IGPs and the Adviser, who are all the general partners of the Partnership, unanimously approved the conversion (the "Conversion") of the Partnership from a Delaware limited partnership to a Delaware limited liability company to be named Augusta Fund, L.L.C. (the "Fund"), subject to receipt of the requisite approval of Limited Partners.

EFFECT OF THE CONVERSION

            If Limited Partner approval is obtained, the Conversion will be accomplished by filing a certificate of conversion to limited liability company (the "Certificate of Conversion") and a certificate of formation with the Secretary of State of Delaware in accordance with the Delaware Limited Liability Company Act (the "LLC Act"). The Conversion would be effective on the date those documents are properly filed or on a later date specified in the Certificate of Conversion. When the Conversion becomes effective, the Partnership will be converted into the Fund and the Fund will be subject to the provisions of the LLC Act.

            Under the LLC Act, the existence of the Fund will be deemed to have commenced on May 30, 1996, the date the Partnership commenced its existence. The Conversion will not affect any obligations or liabilities of the Partnership, or the personal liability of any person incurred, before the Conversion. In addition, all rights, privileges and powers of the Partnership, all property of the Partnership, all debts due to the Partnership, and all other things and causes of action belonging to the Partnership, will be vested in the Fund and will be property of the Fund. The Conversion will essentially result in the continuation of the existence of the Partnership in the form of the Fund.

            Upon the effectiveness of the Conversion (and subject to the approval of the proposed limited liability company agreement of the Fund as discussed in more detail in Proposal 2B below), each Limited Partner of the Partnership automatically will become a member of the Fund (each, a "Member", and collectively, the "Members"). In addition, subject to their election by the Limited Partners (as discussed in more detail in Proposal 3 below), the persons now serving as IGPs will become members ("Managers") of the Board of Managers of the Fund (the "Board") and will have management and supervisory responsibilities similar to those they now have as general partners of the Partnership. The Fund and its Members will bear the same fees and charges as the Partnership and its Limited Partners, respectively, now bear, and the Conversion will not otherwise affect any rights, privileges or obligations of the Limited Partners, and will not result in any material change in the operations or management of the Partnership. For example:

            o each Limited Partner's capital account in the Partnership will be converted on the books and records of the Fund to a Member capital account with the same capital account balance and partnership percentage (which, with respect to the Fund, will be referred to as the Member's "investment percentage") as immediately before the Conversion;

            o the Fund and its Members will bear the same fees and charges, including an incentive allocation of 20% of net profits and a monthly management fee of 0.08333% (1% on an annualized basis) of net assets, as the Partnership and its Limited Partners now bear;

            o the Conversion will have no tax consequences to any Limited Partner or the Partnership or, after the Conversion, to any Member or the Fund;

            o     the Fund  will  follow  the  same  investment  program  and be
                  subject   to  the   same   investment   restrictions   as  the
                  Partnership; and

            o as Members of the Fund, Limited Partners will enjoy the same limitations on liability as they now have as limited partners under the LP Act and the Partnership Agreement.

            The  Conversion  will  become   effective  upon  the  later  of  the
affirmative vote of Limited Partners representing more than 50% of the outstanding interests in the Partnership or the closing date of the Transaction (subject to the adoption of the LLC Agreement and the approval of the New Advisory Agreement as discussed in more detail in Proposals 2B and 2C below).

REASONS FOR THE CONVERSION

            Under the LP Act, a general partner of a limited partnership has the same liabilities to third persons as does a partner in a partnership without limited partners. This means that under the LP Act, the IGPs are liable for all the debts and obligations of the Partnership unless provisions in agreements between the Partnership and third parties otherwise limit this liability.

            Under the LLC Act, a manager of a limited liability company is not obligated personally for any debt, obligation or liability of the limited liability company solely by reason of acting as manager of the limited liability company. The IGPs, therefore, have a conflict of interest in the approval of the Conversion because, as Managers of the Fund, they would not be personally liable for the debts, obligations or liabilities of the Fund.

            The IGPs believe that the Conversion will also benefit the Fund and Limited Partners. The limited liability afforded managers of a Delaware limited liability company should enable the Fund to attract and retain qualified and knowledgeable persons to serve as Managers. The IGPs believe that this will promote the effective supervision of the operations of the Fund. In addition, since the Conversion will bring the Partnership in line with other registered investment companies for which affiliates of the Adviser act as investment adviser, the IGPs believe that the Conversion may create efficiencies and reduce legal and other costs. If the Conversion is approved, the Managers will perform the same functions the IGPs now perform in respect of the Partnership and will have responsibility for the overall management and supervision of the Fund's operations. The Managers also will have complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. They will exercise the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of a registered investment company organized as a corporation. These include, among other things, approving investment advisory agreements and investment advisory fees, approving service agreements, approving procedures for the valuation of securities, approving policies and monitoring the Fund's investment performance and the quality of services provided to the Fund by its investment adviser and others. For these reasons, the IGPs recommend that the Limited Partners approve the Conversion.

EXPENSES

            The expenses relating to the proposed Conversion will be borne by the Partnership.

REQUIRED VOTE

            Approval of Proposal 2A requires the affirmative vote of Limited Partners holding interests representing more than 50% of the votes entitled to be cast by the holders of all outstanding interests in the Partnership. Approval of Proposals 2A, 2B and 2C is required for the Conversion to become effective.

                                   PROPOSAL 2B

                         TO APPROVE THE ADOPTION OF THE
                  PROPOSED LIMITED LIABILITY COMPANY AGREEMENT

            Under the LLC Act, before the Conversion may become effective, a limited liability company agreement must be approved by the same authorization required to approve the Conversion. A copy of the proposed LLC Agreement is attached as Exhibit B. The LLC Agreement will govern the operations of the Fund.

            The substantive provisions of the proposed LLC Agreement are similar to those contained in the Partnership Agreement. As described above under the discussion of Proposal 2A, there will be no change in the operations of the Fund as compared to the operations of the Partnership. The principal differences between the proposed LLC Agreement and the Partnership Agreement are those necessary primarily to reflect: that the Fund will be in the form of a limited liability company; the overall management and supervision of the Fund's operations will be the responsibility of the Board; and the investors in the Fund will be Members, rather than Limited Partners.

REQUIRED VOTE

            Approval of Proposal 2B requires the affirmative vote of Limited Partners holding interests representing more than 50% of the votes entitled to be cast by the holders of all outstanding interests in the Partnership. Approval of Proposals 2A, 2B and 2C is required for the Conversion to become effective.

            The IGPs recommend that Limited Partners vote to approve the adoption of the proposed LLC Agreement.

                                   PROPOSAL 2C

              TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT
                              BETWEEN THE FUND AND
                           AUGUSTA MANAGEMENT, L.L.C.

INTRODUCTION

            As described under Proposal 1, under the Partnership Agreement, the Adviser has the authority and responsibility to provide investment advice to, and manage the investments of, the Partnership. The Adviser is a Delaware limited liability company for which CIBC WM serves as the managing member. Ardsley is the other member of the Adviser, and is responsible for providing the Adviser the personnel who provide portfolio management services to the Partnership, subject to the supervision of CIBC WM, the Adviser's managing member. The Adviser is registered as an investment adviser under the Advisers Act, and has provided investment advice to the Partnership since the commencement of the Partnership's operations.

1940 ACT REQUIREMENTS

            As required by the 1940 Act, the Adviser's authority pursuant to the Partnership Agreement to provide investment advice to the Partnership will automatically terminate upon an "assignment." An "assignment" is deemed to include any change of control of the Adviser. Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company, such as the Partnership, except pursuant to a written contract that has been approved by the vote of a majority of the outstanding voting securities of the investment company. The Transaction will result in a change of control of the Adviser because an affiliate of Fahnestock will become the managing member of the Adviser. Therefore, in order for the Adviser to continue to provide investment advice to the Fund after the closing of the Transaction and the completion of the Conversion, Limited Partners must approve an investment advisory agreement (the "New Advisory Agreement") between the Fund and the Adviser.

            If approved by the Limited Partners, the New Advisory Agreement will become effective upon the consummation of the Transaction. If approved by the Limited Partners and the Transaction is not consummated, the New Advisory Agreement will become effective upon the completion of the Conversion. The New Advisory Agreement will have an initial term of two years from the date of its execution and will continue in effect from year to year thereafter provided that such continuance is approved annually by: (i) the Board of Managers of the Fund; or (ii) the vote of a majority, as defined by the 1940 Act, of the outstanding voting securities of the Fund; and, that, in either event, such continuance also is approved by a majority of the Managers who are not "interested persons" (as defined by the 1940 Act), of the Fund by vote cast in person at a meeting called for the purpose of voting on such approval.

            In anticipation of the Transaction and the approval of the Conversion and the adoption of the LLC Agreement, and to provide continuity in investment advisory services, at a meeting held on January 24, 2003, the IGPs, including a majority of the Independent IGPs, approved the New Advisory Agreement and directed that the New Advisory Agreement be submitted to the Limited Partners for approval at the Meeting. THE TERMS OF THE NEW ADVISORY AGREEMENT ARE THE SAME IN ALL MATERIAL RESPECTS AS THE TERMS OF THE INVESTMENT ADVISORY ARRANGEMENTS SET FORTH IN THE PARTNERSHIP AGREEMENT, EXCEPT FOR THE DATE OF ITS EFFECTIVENESS AND ITS INITIAL TERM. At their meeting, the IGPs, including a majority of the Independent IGPs, also approved a new management and administration agreement between the Partnership and Fahnestock & Co. and a new placement agent agreement between the Partnership and Fahnestock & Co. These new agreements will permit Fahnestock & Co. to provide, and permit the Fund to receive, the same services under those agreements as are now provided by CIBC WM, at the same fees, after the consummation of the Transaction. The new management and administration agreement and the new placement agent agreement are not subject to approval by the Limited Partners. They will become effective upon the consummation of the Transaction if the New Advisory Agreement or Advisory Provisions are approved by the Limited Partners.

            CIBC WM and Fahnestock intend to comply with the "safe harbor" provisions afforded by Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined by the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined by the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or the holders of its securities (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The IGPs are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund. Moreover, Fahnestock has agreed with CIBC WM, that it and its affiliates will use reasonable best efforts to ensure that no unfair burden will be imposed on the Fund by or as a result of the Transaction.

            The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board must not be "interested persons," as defined by the 1940 Act, of the investment adviser or predecessor adviser. In connection with satisfaction of this requirement, Fahnestock has agreed with CIBC WM that it will use reasonable best efforts to ensure compliance with this requirement. With respect to this second condition, three of the four IGPs are not "interested persons," of the Adviser, Fahnestock or any of their respective affiliated persons. Thus, the IGPs currently satisfy the 75% requirement. It is expected that the composition of the Board will continue to satisfy the condition of Section 15(f) for the requisite three-year period.

THE ADVISER

            The Adviser is discussed in Proposal 1 under the heading "The Adviser."

INFORMATION CONCERNING FAHNESTOCK

            Fahnestock, Fahnestock & Co. and their affiliates are discussed in Proposal 1 under the heading "Information Concerning Fahnestock."

THE TRANSACTION

            On January 2, 2003, Fahnestock, Fahnestock & Co., CIBC WM and CIBC entered into an agreement pursuant to which Fahnestock & Co. agreed to acquire the investment fund management business of CIBC WM (the "Transaction"), including its ownership interests in, and control of, the Adviser. In addition, pursuant to that agreement, Fahnestock & Co. acquired the U.S. brokerage business of CIBC WM. Currently, CIBC WM serves as the managing member of the Adviser and serves as the placement agent for interests in the Partnership. In addition, CIBC WM provides certain administrative services to the Partnership.

            The Transaction is subject to various conditions being satisfied prior to closing, including, among other things, the requisite approval of agreements by the Limited Partners of the Partnership and the receipt of requisite regulatory approvals. If for any reason the Transaction is not consummated, but the Conversion and the LLC Agreement are approved by the Limited Partners, the New Advisory Agreement will become effective upon the completion of the Conversion. If the Transaction is not consummated and the Conversion is not approved by the Limited Partners, the Partnership Agreement will remain in effect in accordance with its terms.

            Upon the consummation of the Transaction, CIBC WM will cease to serve as the managing member of the Adviser and will be replaced in such capacity by Oppenheimer Asset Management Inc. (the "Managing Member"), an affiliate of Fahnestock which is registered as an investment adviser under the Advisers Act. In accordance with the provisions of the 1940 Act, this transfer of control of the Adviser from CIBC WM to the Managing Member will result in the "assignment" of the investment advisory arrangements between the Adviser and the Partnership and, as required by the 1940 Act and the Partnership Agreement, will result in the automatic termination of those arrangements. In anticipation of the consummation of the Transaction, the approval of the Conversion and the adoption of the LLC Agreement and to provide continuity in investment advisory services to the Fund, the IGPs, including each of the Independent IGPs, unanimously approved the New Advisory Agreement which will permit the Adviser to continue to provide investment advice to the Fund after the Transaction. The New Advisory Agreement can become effective only if approved by the Limited Partners.

            For additional information regarding the Transaction, please refer to the discussion of the Transaction in Proposal 1 under the heading "The Transaction."

THE PARTNERSHIP AGREEMENT AND THE NEW ADVISORY AGREEMENT

            Under the Partnership Agreement, the Adviser is responsible for providing investment advice to the Partnership. The New Advisory Agreement provides the same authority to the Adviser and will become effective upon the consummation of the Transaction. The Partnership Agreement was approved by the Limited Partners at a Special Meeting held on September 30, 1997, and was subsequently amended by the approval of the IGPs, including a majority of the Independent IGPs, on October 28, 1998. The investment advisory arrangements set forth in the Partnership Agreement and the New Advisory Agreement are substantially identical except for the effective dates of the Adviser's authority to provide advice and for the initial term of such authority. A copy of the New Advisory Agreement is contained in Exhibit C to this Proxy Statement.

            Under the terms of the New Advisory Agreement, the Adviser will continue to be responsible for the management of the Fund's portfolio of investments in accordance with the Fund's stated investment policies and restrictions. The Adviser will continue to be responsible for making investment decisions for the Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio.

            Under the Partnership Agreement, the Adviser is entitled to receive an incentive allocation of 20% of the net profits, if any, that have been credited to the capital accounts of each Limited Partner. The incentive allocation generally is determined at the end of each calendar year (and upon the complete repurchase of a Limited Partner's interest in the Partnership), and is charged to a Limited Partner only to the extent that cumulative net profits allocated to that Limited Partner exceed cumulative net losses allocated to the Limited Partner. The same incentive allocation will apply under the New Advisory Agreement. During the Partnership's fiscal year ended December 31, 2002, no incentive allocations were made to the Adviser from the capital accounts of Limited Partners.

            All expenses  incurred in the operation of the Fund will continue to be borne by the Fund, except to the extent specifically required to be borne by the Adviser or Fahnestock. These include, but are not limited to: all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds; expenses incurred in obtaining research and other information or systems utilized for portfolio management purposes by the Adviser, including the costs of publication subscriptions or other news services, statistics and pricing services, service contracts for quotation equipment and related hardware and software; all costs and expenses associated with the organization and registration of the Fund, and certain offering costs and the costs of compliance with any applicable Federal or state laws; the costs and expenses of holding any meetings of any Members that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund; the 1% annual management and administration fee and the fees of custodians and persons (such as PFPC Inc.) providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Managers; and such other types of expenses as may be approved from time to time by the Board of Managers.

            If approved by the Limited Partners, the New Advisory Agreement will become effective upon the consummation of the Transaction. If approved by the Limited Partners and the Transaction is not consummated, the New Advisory Agreement will become effective upon the completion of the Conversion. The New Advisory Agreement may be terminated without penalty: (i) by the Fund upon 60 days' prior written notice to the Adviser, either by majority vote of the Board of Managers or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act); or (ii) by the Adviser upon 60 days' prior written notice to the Fund. Under the Partnership Agreement, the authority of the Adviser to provide investment advice to the Partnership automatically terminates upon the occurrence of any event constituting an "assignment" as defined by the 1940 Act. The New Advisory Agreement similarly provides for its automatic termination upon an assignment.

            Each of the New Advisory Agreement and the Partnership Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

EVALUATION BY THE BOARD

            The New Advisory Agreement was unanimously approved by the IGPs and by the Independent IGPs at a meeting held on January 24, 2003.

            In approving the New Advisory Agreement and determining to submit it to Limited Partners for approval, the IGPs determined that continuity and efficiency of advisory services after the Transaction and the Conversion can best be assured by approving the New Advisory Agreement. The IGPs believe that the New Advisory Agreement will enable the Fund to obtain high quality investment advisory services at a cost which it deems appropriate and reasonable and that approval of the New Advisory Agreement is in the best interests of the Partnership and its Limited Partners and the Fund and its Members.

            In connection with their considerations, the IGPs requested and received and, with the assistance of independent legal counsel, reviewed, information regarding the New Advisory Agreement and relevant materials furnished by the Adviser, CIBC WM and Fahnestock. These materials included written information regarding Fahnestock and its management, history, qualifications, personnel, operations and financial condition and other pertinent information.

            In addition, Albert G. Lowenthal, the Chairman and CEO of Fahnestock & Co., met with the IGPs to discuss Fahnestock's current intentions with respect to the Adviser and responded to questions of the IGPs. In discussions with representatives of Fahnestock, the IGPs were advised that Fahnestock does not expect any changes, other than changes in the ordinary course of business, in the senior management team of the Adviser, or in the manner in which the Adviser renders services to the Partnership. Fahnestock further advised the IGPs that it anticipates the eligibility of the Adviser to serve as the Fund's investment adviser will not be affected by the Transaction, that the Adviser will continue to provide investment advice with no material changes in operating conditions, and, in particular, that the Transaction will not adversely affect the ability of the Adviser to fulfill its obligations under the New Advisory Agreement.

            In considering the New Advisory Agreement, the IGPs focused primarily on the nature, quality and scope of operations and services to date provided by the Adviser to the Partnership, which are expected to continue to be provided after the Transaction. They also focused on the fact that the investment advisory arrangements contained in the Partnership Agreement and the New Advisory Agreement, including the terms relating to the services to be performed by the Adviser, and the expenses and incentive allocation payable by the Fund, are the same in all material respects. In connection with these primary considerations, the IGPs considered the New Advisory Agreement in comparison to the investment advisory arrangements of other investment companies and funds, including funds advised by affiliates of the Adviser; particularly, with regard to the level of fees, and the benefits to the Adviser of its relationship with the Fund. The IGPs also considered that the key personnel who provide investment advice to the Partnership under the supervision of CIBC WM would continue to provide investment advice to the Fund after the Transaction, and the commitment of Fahnestock & Co. to maintain the continuity of management functions and the services provided to the Fund by the Adviser.


            In addition to the foregoing considerations, the IGPs considered the likelihood of the Adviser's continued financial stability following consummation of the Transaction, particularly in light of the overall experience and reputation of Fahnestock & Co., and its financial stability, and also considered whether there are any aspects of the Transaction likely to affect adversely the ability of the Adviser to retain and attract qualified personnel following the Transaction. In connection with these considerations, the IGPs also considered possible alternatives to approval of the New Advisory Agreement.

            During  its  review  and  deliberations,   the  IGPs  evaluated  the
potential benefits, detriments and costs to the Partnership and its Limited Partners of the proposed Transaction. The IGPs determined that Limited Partners would likely benefit from the expected retention and the continued availability of the management expertise of the key personnel who provide investment advice to the Partnership. In addition, the IGPs deemed it beneficial to the Fund to be affiliated with Fahnestock for several reasons, including the expanded distribution capabilities of Fahnestock.

            Based upon their evaluation of the relevant information presented to them, and in light of the fiduciary duties of the IGPs under federal and state law, the IGPs, including all of the Independent IGPs, determined that the New Advisory Agreement is in the best interests of the Fund and Members, and recommend that Limited Partners approve the New Advisory Agreement.

            One of the IGPs has an interest in the approval of the New Advisory Agreement as a result of his financial interest in and position with the Adviser or its affiliates, as described above in Proposal 1 under the heading "The Adviser."

REQUIRED VOTE

            The New Advisory Agreement will not go into effect, even if approved by the Limited Partners, unless the Limited Partners approve the Conversion and the adoption of the LLC Agreement as described in Proposals 2A and 2B above. Approval of each of Proposals 2A, 2B and 2C is required for the Conversion to become effective.

            Approval of the New Advisory Agreement by the Limited Partners requires the affirmative vote of a "majority of the outstanding voting securities" of the Partnership, which for this purpose means the affirmative vote of the lesser of: (i) Limited Partners holding interests representing more than 50% of the outstanding interests in the Partnership; or (ii) Limited Partners holding interest representing 67% or more of the interests in the Partnership present at the Meeting if the holders of more than 50% of the outstanding interests in the Partnership are represented at the Meeting in person or by proxy. If the Limited Partners do not approve the Advisory Provisions or the New Advisory Agreement, CIBC, Fahnestock and Fahnestock & Co. may nevertheless determine to proceed with the Transaction. In such case, the authority of the Adviser to provide investment advice under the Partnership Agreement would terminate automatically upon the change of control of the Adviser. In that event, the IGPs will take such further action as they may deem to be in the best interests of the Partnership and its Limited Partners.

        THE INDIVIDUAL GENERAL PARTNERS, INCLUDING ALL OF THE INDEPENDENT
                     INDIVIDUAL GENERAL PARTNERS, RECOMMEND
                  THAT LIMITED PARTNERS VOTE "FOR" PROPOSAL 2C.

ADDITIONAL INFORMATION

            For a discussion of additional  information  regarding fees received
by  CIBC  WM,  please  refer  to  Proposal  1  under  the  heading   "Additional
Information."

                                   PROPOSAL 3

                       TO ELECT FOUR NOMINEES TO SERVE AS
                IGPS OF THE PARTNERSHIP OR MANAGERS OF THE FUND,
                 SUBJECT TO THE EFFECTIVENESS OF THE CONVERSION
                         OF THE PARTNERSHIP TO THE FUND

            At the Meeting, Limited Partners will vote on four nominees to serve as IGPs of the Partnership or, if the Conversion is approved by the Limited Partners, to serve as Managers of the Fund. The nominees include Sol Gittleman, Luis Rubio and Janet L. Schinderman, each of whom is an Independent IGP and has served as an IGP since the Partnership's inception. Each of the Independent IGPs was elected by the Partnership's organizational Limited Partner. The other nominee is Howard M. Singer. Mr. Singer is an "interested person," as defined by the 1940 Act, of the Fund. The IGPs have determined to have each of the present IGPs stand for election at this time. This election will help assure continued compliance with 1940 Act provisions regarding the election of IGPs or Managers, as applicable, and should help reduce the need for a meeting of Limited Partners or Members in the foreseeable future for that purpose.

            The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of the four nominees named above to serve as IGPs or Managers. The nominees each have consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving IGPs.

            Information regarding the nominees, including brief biographical information, is set forth below.

                                                                                                            (5)
                                                                                                         NUMBER OF           (6)
                                               (3)                                                    PORTFOLIOS IN        OTHER
                                (2)         TERM OF                                                    FUND COMPLEX    DIRECTORSHIPS
                           POSITION(S)      OFFICE/                                                     OVERSEEN BY       HELD BY
                               HELD         LENGTH OF                     (4)                           MANAGER OR       MANAGER OR
           (1)               WITH THE         TIME              PRINCIPAL OCCUPATION(S)                NOMINEE FOR      NOMINEE FOR
  NAME, ADDRESS AND AGE        FUND          SERVED               DURING PAST 5 YEARS                    MANAGER          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Sol Gittleman                   IGP         Indefinite/   Mr. Gittleman is currently the Alice and          5         See column (4)
Ballou Hall                                 7/16/96-      Nathan Gantcher University Professor at
Tufts University                            Present       Tufts University, having previously served
Medford, MA 02155                                         as Senior Vice President and Provost of
Age: 68                                                   Tufts University. He is a Director of CIBC
                                                          Oppenheimer Technology Partners, L.L.C.
                                                          ("Technology Fund"), as well as an IGP of
                                                          Troon Partners, L.P. ("Troon"), an
                                                          investment company for which affiliates of
                                                          the Adviser serve as investment adviser; a
                                                          Manager of Sawgrass Fund, L.L.C.
                                                          ("Sawgrass"), Alyeska Fund, L.L.C.
                                                          ("Alyeska") and Deauville Europe Fund,
                                                          L.L.C. ("Deauville"), investment companies
                                                          for which the Adviser serves as investment
                                                          adviser; and a Trustee of Advantage Advisers
                                                          Multi-Sector Fund I ("AAMSF1"), an
                                                          investment company for which affiliates of
                                                          the Adviser serve as investment adviser.

Luis Rubio                      IGP         Indefinite/   Dr. Rubio is President of Centro de               7         See column (4)
Centro de Investigacion                     7/16/96-      Investigacion Para el Desarollo, A.C.
Para El Desarollo, A.C.                     Present       (Center of Research Development), an Adjunct
Jaime Balmes No. 11, D-2                                  Fellow of the Center for Strategic and
Los Morales Polanco                                       International Studies, a Member of the
11920 Mexico, D.F.                                        Advisory Board of the National Council of
Age: 47                                                   Science and Technology of Mexico and a
                                                          Director of the Human Rights Commission of
                                                          Mexico City. He is a Director of The India
                                                          Fund, Inc. ("India Fund"), The Asia Tigers
                                                          Fund, Inc. ("Asia Fund"), for which
                                                          affiliates of the Adviser serve as
                                                          investment adviser, the Technology Fund and
                                                          certain other offshore private investment
                                                          funds, as well as an IGP of Troon, a Manager
                                                          of Alyeska, Sawgrass and Deauville and a
                                                          Trustee of AAMSF1.

                                                                                                            (5)
                                                                                                         NUMBER OF           (6)
                                               (3)                                                    PORTFOLIOS IN        OTHER
                                (2)         TERM OF                                                    FUND COMPLEX    DIRECTORSHIPS
                           POSITION(S)      OFFICE/                                                     OVERSEEN BY       HELD BY
                               HELD         LENGTH OF                     (4)                           MANAGER OR       MANAGER OR
           (1)               WITH THE         TIME              PRINCIPAL OCCUPATION(S)                NOMINEE FOR      NOMINEE FOR
  NAME, ADDRESS AND AGE        FUND          SERVED               DURING PAST 5 YEARS                    MANAGER          MANAGER
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Schinderman            IGP         Indefinite/   Ms. Schinderman has been Associate Dean for       5         See column (4)
Columbia Business School                    7/16/96-      Special Projects and Secretary to the Board
Office of the Dean                          Present       of Overseers at Columbia Business School
101 Uris Hall                                             since 1990. From June 2001 to August 2002,
Columbia University                                       she served as a Director of Click Software.
New York, NY 10027                                        Ms. Schinderman is also an IGP of Troon; a
Age: 51                                                   Manager of Alyeska, Sawgrass and Deauville;
                                                          and a Trustee of AAMSF1.

Howard M. Singer*               IGP         Indefinite/  Mr. Singer is a Managing Director,                 11             none
CIBC World Markets Corp.                    2/9/00-      Alternative Investments Group of the Asset
622 Third Avenue                            Present      Management Division, CIBC World Markets
New York, NY 10017                                       Corp. He is an IGP of Troon; a Manager of
Age: 39                                                  Alyeska, Sawgrass, Stratigos Fund, L.L.C.,
                                                         Whistler Fund, L.L.C., Wynstone Fund, L.L.C.
                                                         and Xanthus Fund, L.L.C., for which
                                                         affiliates of the Adviser serve as
                                                         investment adviser; a Manager of Deauville,
                                                         for which an affiliate of the Adviser serves
                                                         as investment adviser; and a Director of the
                                                         India Fund and the Asia Fund, and a Trustee
                                                         of AAMSF1.

----------

*-Manager who is an "interested person," as defined by the 1940 Act, of the Fund.

            The Partnership does not have any officers.

      BOARD MEETINGS AND COMMITTEES.

            The only standing committee of the IGPs is the Audit Committee. The IGPs have adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit D.

            The current members of the Audit Committee are Messrs. Gittleman, Rubio and Schinderman, constituting all of the Independent IGPs. The Audit Committee's primary responsibilities are:

      o to oversee the Partnership's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers to the Partnership;

      o to oversee the quality and objectivity of the Partnership's financial statements and the independent audit thereof; and
      o to the extent there are IGPs who are not members of the Audit Committee, to act as a liaison between the Partnership's independent auditors and the IGPs.

            The most recent fiscal year of the Partnership ended on December 31, 2002. During that fiscal year, the IGPs held four regular meetings of the Board and the Audit Committee held two meetings. In connection with the Partnership's audited financial statements for the fiscal year ended December 31, 2002, the Audit Committee has: (i) reviewed and discussed the Partnership's audited financial statements for the fiscal year ended December 31, 2002; (ii) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380); (iii) received the written disclosures and a letter from Ernst & Young LLP regarding, and discussed with Ernst & Young LLP, its independence; and (iv) recommended to the IGPs that the audited financial statements of the Partnership for the fiscal year ended December 31, 2002, be included in the Partnership's annual report to Limited Partners for filing with the SEC.

            Each of the IGPs and Audit Committee members then serving attended at least 75% of the total number of meetings of the IGPs and, if a member, of the Audit Committee, held during the fiscal year ended December 31, 2002. Currently, 75% of the IGPs are disinterested. If the nominees are elected by the Limited Partners, that percentage will continue to be 75%.

            IGP COMPENSATION.

            The following table sets forth certain information regarding the compensation received by the Independent IGPs for the fiscal year ended December 31, 2002 from the Partnership and from all investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. No compensation is paid by the Partnership to IGPs who are "interested persons," as defined by the 1940 Act, of the Partnership.

                               COMPENSATION TABLE

                                                        (3)                                           (5)
                                (2)                 PENSION OR                (4)             TOTAL COMPENSATION
      (1)                    AGGREGATE          RETIREMENT BENEFITS     ESTIMATED ANNUAL     FROM PARTNERSHIP AND
NAME OF PERSON,          COMPENSATION FROM       ACCRUED AS PART OF       BENEFITS UPON       FUND COMPLEX PAID
   POSITION                 PARTNERSHIP        PARTNERSHIP EXPENSES        RETIREMENT              TO IGPS
---------------          -----------------     --------------------     ----------------     --------------------
Sol Gittleman                 $6,500                    0                      0                  $31,427.40
Luis Rubio                    $7,100                    0                      0                  $47,827.40
Janet L. Schinderman          $7,800                    0                      0                  $37,327.40

            Currently, the Independent IGPs are each paid an annual retainer of $5,000 and per meeting fees of $700 (or $100 in the case of telephonic meetings) by the Partnership, and are reimbursed by the Partnership for their reasonable out-of-pocket expenses. The IGPs do not receive any pension or retirement benefits from the Partnership. The IGPs do not have a compensation committee.


            IGP EQUITY OWNERSHIP.

            The following table sets forth, as of December 31, 2002, with respect to each IGP, certain information regarding the beneficial ownership of equity securities of the Partnership and of all registered investment companies overseen by the IGP within the same family of investment companies as the Partnership.

                                                                                    (3)
                                          (2)                        AGGREGATE DOLLAR RANGE OF EQUITY
               (1)                  DOLLAR RANGE OF               SECURITIES OF ALL FUNDS OVERSEEN OR TO
           NAME OF IGP             EQUITY SECURITIES                 BE OVERSEEN BY MANAGER OR NOMINEE
            OR NOMINEE            OF THE PARTNERSHIP                 IN FAMILY OF INVESTMENT COMPANIES
            ----------            ------------------                 ---------------------------------
Sol Gittleman                            None                                     None

Luis Rubio                               None                                     None

Janet L. Schinderman                     None                                     None

Howard M. Singer                         None                                 Over $100,000

            As of December 31, 2002, the Independent IGPs, and the immediate family members of the Independent IGPs, did not beneficially own or own of record securities in the Adviser or CIBC WM or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with the Adviser or CIBC WM.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


            Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, taken together, require the IGPs, beneficial owners of more than 10% of the equity securities of the Partnership, the Adviser and directors and officers of the Adviser ("Reporting Persons") to file with the SEC reports of their ownership and changes in their ownership of the Partnership's securities. The Partnership believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended December 31, 2002, have complied with applicable filing requirements, except that reports filed by the Adviser, CIBC WM and Ardsley were not timely filed.


            INDEPENDENT PUBLIC ACCOUNTANTS

            Ernst & Young LLP was selected unanimously by the IGPs, including each of the Independent IGPs, at a meeting held on February 13, 2002, to serve as the independent accountants for the Partnership for the fiscal year ended December 31, 2002, and has served in such capacity since the Partnership's inception. Although a representative of Ernst & Young LLP can attend and make a statement at the Meeting if Ernst & Young LLP wishes, no representative is expected to be at the Meeting. However, a representative of Ernst & Young LLP will be available by telephone to respond to appropriate questions.

                        AUDIT FEES- The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Partnership's annual financial statements for the fiscal year ended December 31, 2002 were $95,000.

                        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES- For the fiscal year ended December 31, 2002, the Partnership did not obtain any financial information systems design and implementation services from Ernst & Young LLP.

                        OTHER FEES- For the fiscal year ended December 31, 2002, the Fund was billed fees of $49,200 for tax return preparation and other tax-related services provided by Ernst & Young LLP to the Partnership.

            In connection with selecting Ernst & Young LLP to serve as the independent public accountants of the Partnership, the Audit Committee considered whether the provision of other services to the Partnership was compatible with maintaining Ernst & Young LLP's independence.

        THE IGPS RECOMMEND A VOTE "FOR" THE ELECTION OF ALL THE NOMINEES

II.   VOTING INFORMATION.

            REVOCATION OF PROXIES AND ABSTENTIONS.

            A Limited Partner giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Partnership a written notice of revocation; (ii) submitting to the Partnership a subsequently executed proxy;
(iii) attending the Meeting and voting in person; or (iv) notifying the Partnership of revocation by a toll-free telephone call at 1-877-456-6359.

            Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present at the Meeting and will be counted as votes present at the Meeting. Unmarked proxy cards will be voted to approve each of the Proposals. Proposals 1A and 2C each require the vote of a majority (as defined by the 1940 Act) of the Limited Partners to be approved. Because such a vote requires the affirmative vote of the lesser of (i) Limited Partners holding interests representing 67% or more of the interests in the Partnership present at the Meeting, if the holders of more than 50% of the outstanding interests in the Partnership are present or represented by proxy, or (ii) Limited Partners holding interests representing more than 50% of the outstanding interests in the Partnership, a proxy card that is marked with an abstention as to either Proposals 1A or 2C will have the same effect as a vote against such Proposal. Because Proposals 1B, 2A and 2B each require the affirmative vote by Limited Partners representing more than 50% of the outstanding interests in the Partnership, abstentions will have the same effect as a vote against those Proposals. IGPs or Managers will be elected by a plurality of the votes cast by the Limited

Partners or Members, respectively, voted in person or by proxy. Thus, if a quorum is present at the Meeting, your failure to give us instructions will not affect the outcome of voting on the nominees for election as IGPs or Managers.

            QUORUM REQUIREMENTS.

            A quorum of Limited Partners is necessary to hold a valid meeting. If Limited Partners holding limited partnership interests in the Partnership representing a majority of the total number of votes eligible to be cast by all Limited Partners as of the record date are present in person or by proxy at the Meeting, a quorum will exist.

            ADJOURNMENTS.

            In the absence of a quorum, the Meeting may be adjourned, without additional notice to the Limited Partners, by action of Limited Partners present in person or by proxy holding interests representing more than 50% of the votes entitled to be cast by the holders of all outstanding interests in the Partnership. Adjournments may also be sought if a quorum is present, but sufficient votes to approve any Proposal has not been obtained. If any adjournment is proposed, the duly appointed proxies will vote all interests in the Partnership that they are entitled to vote in favor of adjournment. At any such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

III.  OTHER MATTERS AND ADDITIONAL INFORMATION.

            OTHER BUSINESS AT THE MEETING.

            The IGPs do not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and are not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with the best judgment of such persons, unless specific restrictions have been given.

            FUTURE LIMITED PARTNER PROPOSALS.

            Pursuant to rules adopted by the SEC under the 1934 Act, Limited Partners may request inclusion in the Partnership's proxy statement for meetings of Limited Partners certain proposals for action which they intend to introduce at such meeting. Any Limited Partners' proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to Limited Partners. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Partnership does not hold regular meetings of Limited Partners, no anticipated date for the next meeting can be provided. Any Limited Partner wishing to present a proposal for inclusion in the proxy materials for the next meeting of the Limited Partners should submit such proposal to the Partnership at 622 Third Avenue, New York, New York 10017.

            APPRAISAL RIGHTS.

            As a Limited Partner, you will not have appraisal rights in connection with the proposals described in this Proxy Statement.

            RESULTS OF VOTING.

            Limited Partners will be informed of the voting results of the Meeting in the Partnership's next semi-annual report, which will be sent to Limited Partners on or before August 29, 2003.

LIMITED PARTNERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY FAX TO 1-877-226-7171 OR TO VOTE AS OTHERWISE INDICATED IN THE ENCLOSED PROXY CARD.

                                   By Order of the Individual General Partners




                                   Howard M. Singer
                                   Principal IGP

                                                           Dated: March 31, 2003

                                    EXHIBIT A

                                    AMENDMENT
                                     TO THE
                           SECOND AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                                       OF
                             AUGUSTA PARTNERS, L.P.

      This amendment (the "Amendment") to the Second Amended and Restated Limited Partnership Agreement (the "Limited Partnership Agreement"), dated as of February 10, 1999, of Augusta Partners, L.P. (the "Partnership") is dated [________], 2003 by and among Augusta Management, L.L.C., a Delaware limited liability company, as the Manager (the "Manager"), Sol Gittleman, Luis Rubio, Janet L. Schinderman and Howard M. Singer, as the Individual General Partners (the "IGPs") and those persons who now are, or who hereafter are admitted as, General Partners and Limited Partners.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of January 2, 2003, by and among Fahnestock Viner Holdings Inc., its subsidiary Fahnestock & Co., Inc. ("Fahnestock & Co."), CIBC World Markets Corp. ("CIBC WM") and Canadian Imperial Bank of Commerce, Fahnestock & Co. agreed to acquire the asset management business of CIBC WM (the "Transaction"), including its ownership interests in and position as managing member of, and control of, the Manager; and

      WHEREAS, consummation of the Transaction will cause the automatic termination of the Manager's authority to provide investment advisory services to the Partnership in accordance with the provisions of Section 3.4(a) of the Limited Partnership Agreement; and

      WHEREAS, pursuant to Section 8.1(a) of the Limited Partnership Agreement, the Limited Partnership Agreement may be amended, in whole or in part, with the approval of: (i) the IGPs, including the vote of a majority of the IGPs (the "Independent IGPs") if required by the Investment Company Act of 1940, as amended (the "1940 Act"); (ii) the Manager; and (iii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership; and

      WHEREAS, the IGPs (including a majority of the Independent IGPs), the Manager and a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership have approved this Amendment so as to authorize and enable the Manager to provide investment advisory services to the Partnership;

      NOW THEREFORE, the Limited Partnership Agreement be, and hereby is, amended by:

      (1) replacing the term "Manager," as defined in Article I of the Limited Partnership Agreement, with the term "Adviser;"

      (2) replacing the term "CIBC Opco" with the term "Manager" and the definition of CIBC Opco, which is contained in Article I of the Limited Partnership Agreement, with the following:

      MANAGER Such entity, or any successor thereto, as shall enter into a separate written agreement with the Partnership to provide Management Services to the Partnership, as contemplated by Section 3.10(a) hereof.;

      (3) replacing the term "CIBC Opco Services" with the term "Management Services;" and

      (4) deleting in its entirety Section 3.4(a) of the Limited Partnership Agreement and restating such Section as follows:

                  (a) The Adviser  shall  provide  Advice and  Management to the
            Partnership under the general supervision of the Individual General Partners. The authority of the Adviser granted under this Section
            3.4 shall become effective on __________,  2003 and shall terminate:
            (i) on _______, 2005, and, thereafter, on __________ of each year, unless the continuation of such authority has been approved on or prior to such date in accordance with the 1940 Act by (A) the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership or (B) the Individual General
            Partners, and in either case, approval by a majority of the Independent General Partners by vote cast in person at a meeting called for such purpose; (ii) if revoked by the Individual General Partners or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership, in either case with 60 days' prior written notice of the Adviser; (iii) at the election of the Adviser with 60 days' prior written notice to the Individual General Partners; or (iv) upon the termination of the status of the Adviser pursuant to Section 4.1(a) hereof other than by reason of a Transfer of the Adviser's Interest pursuant to
            Section 4.4 hereof that does not involve an "assignment" within the meaning of the 1940 Act. The authority of the Adviser under this
            Section 3.4 shall not be terminated in the event of a Transfer of the Adviser's Interest pursuant to Section 4.4 that does not involve an "assignment" within the meaning of the 1940 Act, and shall instead be vested in such Transferee. The authority of the Adviser to provide Advice and Management pursuant to this Section 3.4 shall automatically terminate upon the occurrence of any event in connection with the Adviser, its provision of Advice and Management, this Agreement or otherwise constituting an "assignment" within the meaning of the 1940 Act. If the authority of the Adviser under this
            Section 3.4 is terminated as provided herein, the Individual General Partners may appoint, subject to the approval thereof by a majority of the Independent General Partners and by vote of majority (as defined in the 1940 Act) of the outstanding voting securities of the Partnership, a person or persons to provide Advice and Management to the Partnership, and shall cause the terms and conditions of such appointment to be stated in this Agreement or in an agreement executed on behalf of the Partnership and such person or persons.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                         MANAGER:


                                         AUGUSTA MANAGEMENT, L.L.C.

                                         By: [______________________],
                                             its Managing Member

                                         By: ____________________________
                                             Howard M. Singer
                                             Managing Director


                                         INDIVIDUAL GENERAL PARTNERS:

                                         _________________________________
                                         Sol Gittleman

                                         _________________________________
                                         Luis Rubio

                                         _________________________________
                                         Janet L. Schinderman

                                         _________________________________
                                         Howard M. Singer


                                         LIMITED PARTNERS:

                                         Each  person  who has signed a Limited
                                         Partner  Signature  Page  and who is a
                                         Limited  Partner of the Partnership as
                                         of  the  date   hereof  or  who  shall
                                         hereafter   sign  a  Limited   Partner
                                         Signature   Page  and  who   shall  be
                                         accepted   by  the   Manager   to  the
                                         Partnership as a Limited Partner.

                                    EXHIBIT B

                      ------------------------------------

                              AUGUSTA FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)

                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                         DATED AS OF [___________], 2003

                      ------------------------------------

                           622 THIRD AVENUE, 8TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 667-4225

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I   DEFINITIONS ......................................................1

ARTICLE II  ORGANIZATION; ADMISSION OF MEMBERS ...............................9

   2.1   Formation of Limited Liability Company ..............................9

   2.2   Name ................................................................9

   2.3   Principal and Registered Office .....................................9

   2.4   Duration ............................................................9

   2.5   Objective and Business of the Company ...............................9

   2.6   Board of Managers ..................................................10

   2.7   Members ............................................................11

   2.8   Special Advisory Member ............................................11

   2.9   Organizational Member ..............................................11

   2.10   Both Managers and Members .........................................11

   2.11   Limited Liability. ................................................11

ARTICLE III  MANAGEMENT .....................................................12

   3.1   Management and Control .............................................12

   3.2   Actions by the Board of Managers ...................................12

   3.3   Meetings of Members ................................................13

   3.4   Custody of Assets of the Company ...................................14

   3.5   Other Activities of Members and Managers ...........................14

   3.6   Duty of Care .......................................................14

   3.7   Indemnification ....................................................14

   3.8   Fees, Expenses and Reimbursement ...................................16

ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS,
TRANSFERS AND REPURCHASES ...................................................18

   4.1   Termination of Status of the Adviser ...............................18

   4.2   Termination of Status of a Manager .................................18

   4.3   Removal of the Managers ............................................19

   4.4   Transfer of Interests of Members ...................................19

   4.5   Transfer of Interests of Special Advisory Member ...................20

   4.6   Repurchase of Interests ............................................20

ARTICLE V  CAPITAL ..........................................................22

   5.1   Contributions to Capital ...........................................22

   5.2   Rights of Members to Capital .......................................23

   5.3   Capital Accounts ...................................................23

   5.4   Allocation of Net Profit and Loss ..................................24

   5.5   Allocation of Insurance Premiums and Proceeds ......................24

   5.6   Allocation of Certain Expenditures .................................24

   5.7   Reserves ...........................................................24

   5.8   Incentive Allocation ...............................................25

   5.9   Tax Allocations ....................................................26

   5.10   Distributions .....................................................27

   5.11   Withholding .......................................................28

ARTICLE VI  DISSOLUTION AND LIQUIDATION .....................................28

   6.1   Dissolution ........................................................28

   6.2   Liquidation of Assets ..............................................29

ARTICLE VII  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS ...................30

   7.1   Accounting and Reports .............................................30

   7.2   Determinations by the Board of Managers ............................30

   7.3   Valuation of Assets ................................................31

ARTICLE VIII  MISCELLANEOUS PROVISIONS ......................................31

   8.1   Amendment of Limited Liability Company Agreement ...................31

   8.2   Special Power of Attorney ..........................................32

   8.3   Notices ............................................................33

   8.4   Agreement Binding Upon Successors and Assigns ......................34

   8.5   Applicability of 1940 Act and Form N-2 .............................34

   8.6   Choice of Law; Arbitration .........................................34

   8.7   Not for Benefit of Creditors .......................................35

   8.8   Consents ...........................................................35

   8.9   Merger and Consolidation ...........................................35

   8.10   Pronouns ..........................................................36

   8.11   Confidentiality ...................................................36

   8.12   Certification of Non-Foreign Status ...............................37

   8.13   Severability ......................................................37

   8.14   Filing of Returns .................................................37

   8.15   Tax Matters Partner ...............................................37

   8.16   Section 754 Election ..............................................38

                              AUGUSTA FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT

      THIS LIMITED LIABILITY COMPANY AGREEMENT of Augusta Fund, L.L.C. (the "Company") is dated as of [_________], 2003 by and among Sol Gittleman, Luis Rubio, Janet L. Schinderman and Howard M. Singer as the Managers, Augusta Management, L.L.C., as the Special Advisory Member, Howard M. Singer as the Organizational Member, and those persons who have been admitted as limited partners of Augusta Partners, L.P., a limited partnership organized under the laws of the State of Delaware on May 30, 1996, and whose limited partner interests have been converted to Member interests in the Company as of the date hereof, or who hereinafter are admitted as Members.

                              W I T N E S S E T H :

      WHEREAS, Augusta Partners, L.P. (the "Partnership") was organized as a Delaware limited partnership on May 30, 1996; and

      WHEREAS, effective [_________, 2003], the Partnership converted to a Delaware limited liability company under the Delaware Limited Liability Company Act pursuant to a Certificate of Conversion to Limited Liability Company and a Certificate of Formation, both dated and filed with the Secretary of State of Delaware on [_________, 2003]; and

      WHEREAS, the conversion of the Partnership to a Delaware limited liability company and the adoption of this Agreement as the operating agreement of the Company were duly approved by the Individual General Partners and the limited partners of the Partnership;

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS

                             ----------------------

      For purposes of this Agreement:

      ADMINISTRATOR                     The person who  provides  administrative
                                        services to the Company pursuant to an administrative services agreement.

      ADVISER Augusta Management, L.L.C., a limited liability company organized under Delaware law, or any person who may hereinafter serve as the investment adviser to the Company
                                        pursuant  to  an   Investment   Advisory
                                        Agreement.

      ADVISERS ACT                      The Investment  Advisers Act of 1940 and
                                        the   rules,   regulations   and  orders
                                        thereunder, as amended from time to time, or any successor law.

      AFFILIATE                         An affiliated person of a person as such
                                        term is defined in the 1940 Act.

      AGREEMENT                         This    Limited     Liability    Company
                                        Agreement, as amended from time to time.

      ALLOCATION CHANGE                 With  respect  to each  Member  for each
                                        Allocation    Period,   the   difference
                                        between:

                                          (1) the sum of (a) the balance of such
                                              Member's Capital Account as of the
                                              close  of  the  Allocation  Period
                                              (after   giving   effect   to  all
                                              allocations  to be  made  to  such
                                              Member's  Capital  Account  as  of
                                              such date other than any Incentive
                                              Allocation  to be debited  against
                                              such  Member's  Capital  Account),
                                              plus  (b)  any   debits   to  such
                                              Member's  Capital  Account  during
                                              the  Allocation  Period to reflect
                                              any actual or deemed distributions
                                              or  repurchases  with  respect  to
                                              such Member's  Interest,  plus (c)
                                              any   debits   to  such   Member's
                                              Capital    Account    during   the
                                              Allocation  Period to reflect  any
                                              Insurance  premiums  allocable  to
                                              such  Member,  plus (d) any debits
                                              to such Member's  Capital  Account
                                              during  the  Allocation  Period to
                                              reflect  any  items  allocable  to
                                              such  Member's   Capital   Account
                                              pursuant  to Section  5.6  hereof;
                                              and

                                          (2) the sum of (a) the balance of such
                                              Member's Capital Account as of the
                                              commencement   of  the  Allocation
                                              Period,  plus (b) any  credits  to
                                              such  Member's   Capital   Account
                                              during  the  Allocation  Period to
                                              reflect any  contributions by such
                                              Member  to  the   capital  of  the
                                              Company,  plus (c) any  credits to
                                              such  Member's   Capital   Account
                                              during  the  Allocation  Period to
                                              reflect  any  Insurance   proceeds
                                              allocable to such Member.

                                        If the amount specified in clause (1) exceeds the amount specified in clause
                                        (2), such difference shall be a POSITIVE

                                        ALLOCATION  CHANGE,  and if  the  amount
                                        specified  in  clause  (2)  exceeds  the
                                        amount  specified  in clause  (1),  such
                                        difference    shall   be   a    NEGATIVE
                                        ALLOCATION CHANGE.

      ALLOCATION PERIOD                 With respect to each Member,  the period
                                        commencing as of the date of admission of such Member to the Company, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

                                          (1) the last day of a Fiscal Year;

                                          (2) the day as of  which  the  Company
                                              repurchases the entire Interest of
                                              such Member;

                                          (3) the day as of  which  the  Company
                                              admits as a  substituted  Member a
                                              person  to whom  the  Interest  of
                                              such  Member has been  Transferred
                                              (unless  there  is  no  change  of
                                              beneficial ownership); and

                                          (4) the day as of which the  Adviser's
                                              status  as  the  Special  Advisory
                                              Member is  terminated  pursuant to
                                              Section 4.1 hereof.

      BOARD OF MANAGERS                 The   Board  of   Managers   established
                                        pursuant to Section 2.6.

      CAPITAL ACCOUNT                   With respect to each Member, the capital
                                        account  established  and  maintained on
                                        behalf  of  each   Member   pursuant  to
                                        Section 5.3 hereof.

      CERTIFICATE                       The  Certificate  of  Formation  of  the
                                        Company and any amendments thereto as filed with the office of the Secretary of State of Delaware.

      CLOSING DATE                      The  first  date  on or as  of  which  a
                                        Member  other  than  the  Organizational
                                        Member is admitted to the Company.

      CODE The United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.

      COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

      DELAWARE ACT                      The Delaware Limited  Liability  Company
                                        Act as in effect on the date hereof and as amended from time to time, or any successor law.

      FISCAL PERIOD                     The  period  commencing  on the  Closing
                                        Date,   and   thereafter   each   period
                                        commencing   on  the   day   immediately
                                        following  the last day of the preceding
                                        Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                          (1) the last day of a Fiscal Year;

                                          (2) the  day  preceding  any day as of
                                              which   a   contribution   to  the
                                              capital  of the  Company  is  made
                                              pursuant to Section 5.1; or

                                          (3) any  day  on  which  the   Company
                                              repurchases    any   Interest   or
                                              portion  of  an  Interest  of  any
                                              Member;

                                          (4) any day (other than one  specified
                                              in clause  (2)  above) as of which
                                              this  Agreement  provides  for any
                                              amount  to  be   credited   to  or
                                              debited    against   the   Capital
                                              Account of any Member,  other than
                                              an  amount  to be  credited  to or
                                              debited    against   the   Capital
                                              Accounts   of   all   Members   in
                                              accordance  with their  respective
                                              Investment Percentages.

      FISCAL YEAR                       The  period  commencing  on the  Closing
                                        Date and ending on December 31, 2003, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to
                                        Section 6.2 hereof), unless the Board of Managers shall elect another fiscal year for the Company that is a permissible taxable year under the Code.

      FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

      INCENTIVE ALLOCATION              With respect to each Member,  20% of the
                                        amount,  determined  as of the  close of
                                        each  Allocation  Period with respect to
                                        such  Member,  by  which  such  Member's
                                        Positive   Allocation  Change  for  such
                                        Allocation  Period,  if any, exceeds any
                                        positive  balance in such  Member's Loss
                                        Recovery  Account as of the most  recent
                                        prior date as of
                                        which  any   adjustment  has  been  made
                                        thereto.

      INDEPENDENT MANAGERS              Those  Managers who are not  "interested
                                        persons" of the Company as such term is defined in the 1940 Act.

      INSURANCE                         One or more "key man" insurance policies
                                        on the life of any principal of a member of the Adviser, the benefits of which are payable to the Company.

      INTEREST The entire ownership interest in the Company at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4
                                        hereof,   including   the   rights   and
                                        obligations of such Member or other person under this Agreement and the Delaware Act.

      INVESTMENT ADVISORY AGREEMENT     A  separate  written  agreement  entered
                                        into by the Company pursuant to which the Adviser provides investment advisory services to the Company.

      INVESTMENT PERCENTAGE             A percentage established for each Member
                                        on the  Company's  books as of the first
                                        day   of   each   Fiscal   Period.   The
                                        Investment  Percentage of a Member for a
                                        Fiscal  Period  shall be  determined  by
                                        dividing  the  balance  of the  Member's
                                        Capital  Account as of the  commencement
                                        of such Fiscal  Period by the sum of the
                                        Capital  Accounts  of all of the Members
                                        as of the  commencement  of such  Fiscal
                                        Period.   The  sum  of  the   Investment
                                        Percentages of all Members for each Fiscal Period shall equal 100%.

      LOSS RECOVERY ACCOUNT             A  memorandum  account to be recorded in
                                        the books and records of the Company with respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                                          (1) As of  the  first  day  after  the
                                              close  of each  Allocation  Period
                                              for such  Member,  the  balance of
                                              the Loss Recovery Account shall be
                                              increased  by the amount,  if any,
                                              of    such    Member's    Negative
                                              Allocation    Change    for   such
                                              Allocation  Period  and  shall  be
                                              reduced  (but not  below  zero) by
                                              the   amount,   if  any,  of  such
                                              Member's    Positive    Allocation
                                              Change for such Allocation Period.

                                          (2) The  balance of the Loss  Recovery
                                              Account  shall be reduced (but not
                                              below  zero) as of the first  date
                                              as of which  the  Capital  Account
                                              balance  of any  Member is reduced
                                              as  a  result  of   repurchase  or
                                              Transfer   with  respect  to  such
                                              Member's  Interest  by  an  amount
                                              determined by multiplying (a) such
                                              positive    balance   by   (b)   a
                                              fraction,  (i)  the  numerator  of
                                              which is equal  to the  amount  of
                                              the  repurchase  or Transfer,  and
                                              (ii) the  denominator  of which is
                                              equal  to  the   balance  of  such
                                              Member's      Capital      Account
                                              immediately  before  giving effect
                                              to such repurchase or Transfer.


                                        No  transferee  of  any  Interest  shall
                                        succeed  to any  Loss  Recovery  Account
                                        balance or portion thereof  attributable
                                        to the transferor unless the Transfer by
                                        which  such  transferee   received  such
                                        Interest did not involve a change of beneficial ownership.

      MANAGEMENT SERVICES PROVIDER      Such entity,  or any successor  thereto,
                                        as shall provide Management  Services to
                                        the  Company   pursuant  to  a  separate
                                        written agreement with the Company as contemplated by Section 3.8(a) hereof.

      MANAGEMENT SERVICES               Such  administrative   services  as  the
                                        Management   Services   Provider   shall
                                        provide  to the  Company  pursuant  to a
                                        separate  written   agreement  with  the
                                        Company  as   contemplated   by  Section
                                        3.8(a) hereof.


      MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section 2.6 of this Agreement and who serves on the Board of Managers of the Company.


      MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to
                                        Section  4.6  hereof  or  a  substituted
                                        member  or  members  are  admitted  with
                                        respect  to  any  such  person's  entire
                                        Interest as a member pursuant to Section
                                        4.4  hereof;   such  term  includes  the
                                        Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member, and shall not include the Special Advisory Member.

      NEGATIVE ALLOCATION CHANGE        The  meaning  given  such  term  in  the
                                        definition of Allocation Change.

      NET ASSETS                        The  total  value of all  assets  of the
                                        Company,  less an  amount  equal  to all
                                        accrued    debts,     liabilities    and
                                        obligations of the Company, calculated before giving effect to any repurchases of Interests.

      NET PROFIT OR NET LOSS            The amount by which the Net Assets as of
                                        the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal
                                        Period (or,  with respect to the initial
                                        Fiscal Period of the Company, at the close of business on the Closing Date), such amount to be adjusted to exclude:

                                          (1) the   amount   of  any   Insurance
                                              premiums   or   proceeds   to   be
                                              allocated    among   the   Capital
                                              Accounts of the  Members  pursuant
                                              to Section 5.5 hereof; and

                                          (2) any  items to be  allocated  among
                                              the   Capital   Accounts   of  the
                                              Members  on a basis that is not in
                                              accordance   with  the  respective
                                              Investment   Percentages   of  all
                                              Members as of the  commencement of
                                              such  Fiscal  Period  pursuant  to
                                              Sections 5.6 and 5.7 hereof.

      1940 ACT The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

      ORGANIZATIONAL EXPENSES           The expenses  incurred by the Company in
                                        connection   with  its  formation,   its
                                        initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

      ORGANIZATIONAL MEMBER             Howard M. Singer

      POSITIVE ALLOCATION CHANGE        The  meaning  given  such  term  in  the
                                        definition of Allocation Change.

      SECURITIES                        Securities      (including,      without
                                        limitation,  equities, debt obligations,
                                        options,  and other "securities" as that
                                        term is defined in Section  2(a)(36)  of
                                        the 1940 Act) and any
                                        contracts for forward or future delivery
                                        of  any  security,  debt  obligation  or
                                        currency,  or  commodity,  all manner of
                                        derivative instruments and any contracts
                                        based   on  any   index   or   group  of
                                        securities,    debt    obligations    or
                                        currencies,  or  commodities,   and  any
                                        options thereon.

      SPECIAL ADVISORY ACCOUNT          A  capital   account   established   and
                                        maintained  on  behalf  of  the  Special
                                        Advisory  Member pursuant to Section 5.3
                                        hereof   solely   for  the   purpose  of
                                        receiving the Incentive Allocation.


      SPECIAL ADVISORY MEMBER           The Adviser.


      TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any
                                        allocations      and       distributions
                                        attributable to an Interest.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

      2.1   FORMATION OF LIMITED LIABILITY COMPANY.

            The Board of Managers shall execute and file in accordance  with the
Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

      2.2   NAME.

            The name of the Company shall be "Augusta Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.

      2.3   PRINCIPAL AND REGISTERED OFFICE.

            The Company shall have its principal office at 622 Third Avenue, 8th Floor, New York, New York 10022, or at such other place designated from time to time by the Board of Managers.

            The Company shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

      2.4   DURATION.

            The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

      2.5   OBJECTIVE AND BUSINESS OF THE COMPANY.

            (a) The objective and business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

            (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

      2.6   BOARD OF MANAGERS.

            (a) Prior to the Closing Date, the Organizational Member may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the initial Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the initial Managers to the Board of Managers. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section
3.3 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

            (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

            (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section 6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

      2.7   MEMBERS.

            The Board of Managers may admit new Members at such times as may be determined by the Board of Managers. Subject to the foregoing, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board of Managers may in its absolute discretion reject any subscription for Interests. The Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

      2.8   SPECIAL ADVISORY MEMBER.

            Upon signing this Agreement, the Adviser shall be admitted to the Company as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The Interest of the Special Advisory Member shall be non-voting. If at any time the Investment Advisory Agreement between the Company and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Company to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement in accordance with the requirements of the 1940 Act.

      2.9   ORGANIZATIONAL MEMBER.

            Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

      2.10  BOTH MANAGERS AND MEMBERS.

            A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof or as provided in the Delaware Act.

      2.11  LIMITED LIABILITY.


            Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the Capital Account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT

                           --------------------------

      3.1   MANAGEMENT AND CONTROL.

            (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company as such term is defined in the 1940 Act. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the Adviser to the Company. During such time period, the Management Services Provider shall continue to provide the Management Services to the Company.

            (b) Each Member agrees not to treat, on such Member's personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

            (c) Members shall have no right to  participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

            (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

      3.2   ACTIONS BY THE BOARD OF MANAGERS.

            (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

            (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

      3.3   MEETINGS OF MEMBERS.

            (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

            (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

            (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

      3.4   CUSTODY OF ASSETS OF THE COMPANY.

            The physical possession of all funds, Securities or other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

      3.5   OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

            (a) The Managers shall not be required to devote full time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

            (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

      3.6   DUTY OF CARE.

            (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Manager's office.

            (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

      3.7   INDEMNIFICATION.

            (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section
3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

            (b) Expenses,  including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.7(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

            (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

            (d) Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

            (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

            (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

      3.8   FEES, EXPENSES AND REIMBURSEMENT.

            (a) So long as the Management Services Provider provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Management Services Provider and the Company pursuant to a separate written agreement.

            (b) The Board of Managers may cause the Company to compensate each Manager for his or her services as such. In addition, the Managers shall be reimbursed by the

Company for reasonable out-of-pocket expenses incurred by them in performing their duties under this Agreement.

            (c) The Company shall bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement or by the Management Services Provider pursuant to the agreement referred to in Section 3.8(a) hereof. Expenses to be borne by the Company include, but are not limited to, the following:

                  (1) all costs and expenses related to portfolio transactions and positions for the Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on Securities sold short, dividends on Securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

                  (2) all costs and expenses associated with the organization and registration of the Company, certain offering costs and the costs of compliance with any applicable federal or state laws;

                  (3) attorneys' fees and disbursements associated with updating the Company's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Company in connection with offerings of Interests;

                  (4) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members;

                  (5) fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Company or the Board of Managers. In the event that consultants and professionals are retained for the benefit of the Company and one or more other accounts managed by the Adviser, such fees will be allocated among all such accounts based on relative net assets;

                  (6) any fees payable to the Management Services Provider for Management Services and the fees of custodians and
                        persons   providing   administrative   services  to  the
                        Company;

                  (7) the costs of a fidelity bond and any liability insurance obtained on behalf of the Company or its Managers;

                  (8) all expenses of computing the Company's net asset value, including any equipment or services obtained for such purposes;

                  (9) all charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; and

                  (10) such other types of expenses as may be approved from time to time by the Board of Managers, other than those required to be borne by the Adviser or the Management Services Provider.

The Adviser shall be entitled to reimbursement from the Company for any of the above expenses that it pays on behalf of the Company.

            (d) Subject to procuring any required regulatory approvals, from time to time the Company may, alone or in conjunction with other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase Insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                            TRANSFERS AND REPURCHASES

                        ---------------------------------

      4.1   TERMINATION OF STATUS OF THE ADVISER.

            The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

      4.2   TERMINATION OF STATUS OF A MANAGER.

            The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

      4.3   REMOVAL OF THE MANAGERS.

            Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

      4.4   TRANSFER OF INTERESTS OF MEMBERS.

            (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole and absolute discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account, unless it consults with counsel to the Company and counsel to the Company confirms that such Transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation.

            (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred (or each of such person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than the then-current minimum initial contribution under
Section 5.1 hereof. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency or dissolution of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

            (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

      4.5   TRANSFER OF INTERESTS OF SPECIAL ADVISORY MEMBER.

            The Adviser may not Transfer its Interest as the Special Advisory Member.

      4.6   REPURCHASE OF INTERESTS.


            (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Company for repurchase an Interest or portion thereof. The Board of Managers from time to time, in its complete and exclusive discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received advice of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:


                  (1) whether any Members have requested to tender Interests or portions thereof to the Company;

                  (2)   the liquidity of the Company's assets;

                  (3) the investment plans and working capital requirements of the Company;

                  (4) the relative economies of scale with respect to the size of the Company;

                  (5) the history of the Company in repurchasing Interests or portions thereof;

                  (6)   the economic condition of the securities markets; and

                  (7)   the  anticipated   tax   consequences  of  any  proposed
                        repurchases of Interests or portions thereof.

The Board of Managers shall cause the Company to repurchase Interests or portions thereof pursuant to written tenders only on terms fair to the Company and to all Members or one or more classes of Members (including persons holding Interests acquired from Members), as applicable.


            (b) A Member who tenders for repurchase only a portion of such Member's Interest shall be required to maintain a Capital Account balance equal to the greater of: (i) the then-current minimum initial contribution to the capital of the Company, as determined under Section 5.1(a) hereof, net of the amount of the Incentive Allocation, if any, that is to be debited from the Capital Account of the Member and credited to the Special Advisory Member Account of the Adviser on the date of expiration of the tender offer or would be so debited if such date of expiration were a day on which an incentive allocation was made (the "Tentative Incentive Allocation") or such lesser amount as may be permitted by the Board of Managers; or (ii) the amount of the Tentative Incentive Allocation, if any. If a Member tenders an amount that would cause the Member's Capital Account balance to fall below the required minimum, the Company reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained.


            (c) The Adviser may tender its Interest or a portion thereof as a Member or Special Advisory Member of the Company under Section 4.6(a) hereof.

            (d) If the Adviser's status as Special Advisory Member is terminated pursuant to Section 4.1 hereof, it (or its trustee or other legal representative) may, by written notice to the Board of Managers within 60 days of the effective date of such termination, tender to the Company for repurchase all or any portion of its Special Advisory Account. Not later than thirty (30) days after the receipt of such notice, the Board of Managers shall cause such tendered portion of the Special Advisory Account to be repurchased by the Company for cash.

            (e) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:


                  (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, dissolution, bankruptcy or insolvency of a Member;


                  (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or require registration of any Interest or portion thereof under, or subject the Company to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

                  (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Company, the Managers or the Adviser, or may subject the Company or any of the Members to an undue risk of adverse tax or other fiscal consequences;

                  (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

                  (5) it would be in the best interests of the Company, as determined by the Board of Managers in its absolute discretion, for the Company to repurchase such an Interest or portion thereof.

            (f) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Company's repurchase offer. Payment of the purchase price shall consist of: (i) cash in an aggregate amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of Interests repurchased by the Company determined as of the expiration date of such repurchase (the "Cash Payment"); and, if determined to be necessary or appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, of any, of (x) the net asset value of the Interests repurchased by the Company as of the expiration date of such repurchases, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchases were effective, over (y) the Cash Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay all or any portion of the purchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. All repurchases of Interests shall be subject to any and all conditions as the Board of Managers may impose in its sole discretion. The amount due to any Member whose Interest or portion thereof is repurchased shall be equal to the value of such Member's Capital Account or portion thereof, as applicable, as of the effective date of repurchase, after giving effect to all allocations to be made to such Member's Capital Account as of such date.


            (g) The Adviser or Management Services Provider, by written notice to any Member, may cause the Company to suspend payment of repurchase proceeds to such Member if the Adviser or Management Services Provider, in consultation with counsel to the Company, reasonably deems it necessary to do so to comply with anti-money laundering laws and regulations applicable to the Company, Adviser, Management Services Provider or any of the Company's other service providers.


                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL

                      ------------------------------------

      5.1   CONTRIBUTIONS TO CAPITAL.

            (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

            (b) The Members and the Adviser, as a Member, may make additional contributions to the capital of the Company in such amounts as the Board of Managers, in its discretion, may determine from time to time, and effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.7 hereof.

            (c) Except as otherwise permitted by the Board of Managers, (i) initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or in such Securities that the Board of Managers, in its absolute discretion, may agree to accept on behalf of the Company, and (ii) initial and any additional contributions in cash shall be payable in readily available funds at the date of the proposed acceptance of the contribution. The Company shall charge each Member making a contribution in Securities to the capital of the Company such amount as may be determined by the Board of Managers not exceeding 2% of the value of such contribution in order to reimburse the Company for any costs incurred by the Company by reason of accepting such Securities, and any such charge shall be due and payable by the contributing Member in full at the time the contribution to the capital of the Company to which such charges relate is due. The value of contributed Securities shall be determined in accordance with Section 7.3 hereof as of the date of contribution.

            (d) The minimum  initial and additional  contributions  set forth in
(a) and (b) of this Section 5.1 may be reduced by the Board of Managers.

      5.2   RIGHTS OF MEMBERS TO CAPITAL.

            No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.7(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

      5.3   CAPITAL ACCOUNTS.

            (a) The Company shall maintain a separate Capital Account for each Member.

            (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under
Section 752 of the Code) constituting such Member's initial contribution to the capital of the Company.

            (c) Each Member's  Capital  Account shall be increased by the sum of
(i) the amount of cash and the value of any Securities (determined in accordance with Section 7.3 hereof) (net of any liabilities secured by such Securities that the Company is considered to assume or take subject to under Section 752 of the
Code) constituting additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.7 hereof.

            (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested (net of any liabilities secured by such Securities that the Member is considered to assume or take subject to under Section 752 of the
Code), plus (ii) any amounts debited against such Member's Capital Account pursuant to Sections 5.4 through 5.8 hereof.


            (e) The Company shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.8 hereof. The Special Advisory Account shall have an initial balance of zero.

      5.4   ALLOCATION OF NET PROFIT AND LOSS.

            As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

      5.5   ALLOCATION OF INSURANCE PREMIUMS AND PROCEEDS.

            (a) Any premiums payable by the Company for Insurance purchased pursuant to Section 3.8(d) hereof shall be apportioned evenly over each Fiscal Period or portion thereof falling within the period to which such premiums relate under the terms of such Insurance, and the portion of the premiums so apportioned to any Fiscal Period shall be allocated among and debited against the Capital Accounts of each Member who is a member of the Company during such Fiscal Period in accordance with such Member's Investment Percentage for such Fiscal Period.

            (b) Proceeds, if any, to which the Company may become entitled pursuant to such Insurance shall be allocated among and credited to the Capital Accounts of each Member who is a member of the Company during the Fiscal Period in which the event that gives rise to recovery of proceeds occurs in accordance with such Member's Investment Percentage for such Fiscal Period.

      5.6   ALLOCATION OF CERTAIN EXPENDITURES.

            Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

      5.7   RESERVES.

            (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of

Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

            (b) If at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

            (c) If any  amount  is  required  by  paragraph  (a) or (b) of  this
Section 5.7 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

      5.8   INCENTIVE ALLOCATION.

            (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of the Management Services Provider or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.


            (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall allocate and, if applicable, distribute to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall return to the Company any excess amount of Incentive Allocation determined to be owed to the Company if the Special Advisory withdrew such Incentive Allocation.


      5.9   TAX ALLOCATIONS.


            For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirements of Regulation ss. 1.704-1(b)(2)(ii)(d).

            If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, in its sole discretion, may allocate such gains as follows:
(i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.8.

            If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, in its sole discretion, may allocate such losses as follows:
(i) to allocate such losses among such Negative Basis Members, PRO RATA in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4-5.8.


            As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of its withdrawal, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.9 equal to its Positive Basis as of the effective date of such repurchase.

            As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.9 equal to its Negative Basis as of the effective date of such repurchase.


            Notwithstanding anything to the contrary in the foregoing, if the Company realizes gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.8 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Company as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal that it elects to contribute as a Member to the Company as of the date of the withdrawal of the Incentive Allocation.


      5.10  DISTRIBUTIONS.

            The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

      5.11  WITHHOLDING.


            (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) such amounts as the Company is required to withhold, pursuant to the Code or any other applicable law, on account of a Member's distributive share of the Company's items of gross income, income or gain.


            (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

            (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION

                           --------------------------

      6.1   DISSOLUTION.

            The Company shall be dissolved:

                  (1)   upon the  affirmative  vote to dissolve  the Company by:
                        (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with
                        Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                  (3) upon the expiration of any two year period that commences on the date on which any Member has submitted a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or


                  (4)   as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

      6.2   LIQUIDATION OF ASSETS.

            (a) Upon the dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Administrator as the liquidator and the Administrator shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Administrator as the liquidator or the Administrator is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                  (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

                  (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis;

                  (3) The Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.8 hereof; and

                  (4) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this
                        Section 6.2(a)(4).

            (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                          -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

                          -----------------------------

      7.1   ACCOUNTING AND REPORTS.

            (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

            (b) After the end of each taxable year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete federal, state and local income tax or information returns and any other tax information required by federal, state or local law.

            (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

      7.2   DETERMINATIONS BY THE BOARD OF MANAGERS.

            (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

            (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

      7.3   VALUATION OF ASSETS.

            (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

            (b) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

                           ---------------------------

      8.1   AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

            (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

            (b) Any amendment that would:

                  (1)   increase  the   obligation  of  a  Member  to  make  any
                        contribution to the capital of the Company;

                  (2) reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

                  (3)   modify  the  events  causing  the   dissolution  of  the
                        Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each

Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

            (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

                  (1)   restate  this  Agreement  together  with any  amendments
                        hereto  that  have  been  duly  adopted  in   accordance
                        herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to reflect any relaxation in any applicable law or regulation in the future or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and


                  (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as a publicly traded partnership taxable as a corporation or as an association taxable as a corporation for federal income tax purposes.


            (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

      8.2   SPECIAL POWER OF ATTORNEY.

            (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

            (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

            (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                  (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                  (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

      8.3   NOTICES.

            Notices that may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

      8.4   AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

      8.5   APPLICABILITY OF 1940 ACT AND FORM N-2.

            The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

      8.6   CHOICE OF LAW; ARBITRATION.

            (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

            (B) UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER AND THE SPECIAL ADVISORY MEMBER AGREE TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS OR THE SPECIAL ADVISORY MEMBER AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

                  (1)   ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                  (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

                  (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

                  (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                  (5) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

            (C) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND ONE OR MORE MEMBERS OR THE SPECIAL ADVISORY MEMBER AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR SPECIAL ADVISORY MEMBER OR ENTITY INSTITUTING THE ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

            (D) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

      8.7   NOT FOR BENEFIT OF CREDITORS.

            The   provisions  of  this  Agreement  are  intended  only  for  the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

      8.8   CONSENTS.

            Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

      8.9   MERGER AND CONSOLIDATION.

            (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

            (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

      8.10  PRONOUNS.

            All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

      8.11  CONFIDENTIALITY.

            (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

            (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

            (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.


            (d) Notwithstanding anything in this Agreement to the contrary, each Member (and each employee, representative, or other agent of such Member) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.


      8.12  CERTIFICATION OF NON-FOREIGN STATUS.

            Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. federal tax withholding.

      8.13  SEVERABILITY.

            If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

      8.14  FILING OF RETURNS.

            The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

      8.15  TAX MATTERS PARTNER.


            (a) A Manager who is a Member shall be designated on the Company's annual Federal information tax return, and have full powers and responsibilities,  as the Tax Matters  Partner of the  Company  for  purposes of
Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

            (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Partner") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Partner is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Partner. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

      8.16  SECTION 754 ELECTION.


            In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company's property as provided by Sections 734 and 743 of the Code.

      EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:


_______________________________________    _____________________________________
Sol Gittleman                              Luis Rubio


_______________________________________    _____________________________________
Janet L. Schinderman                       Howard M. Singer

ORGANIZATIONAL MEMBER:

_______________________________________
Howard M. Singer

MEMBERS:

Each person who shall sign a Member Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

SPECIAL ADVISORY MEMBER:

Augusta Management, L.L.C.


By: _____________________
    Its Managing Member


By: _________________________
    Name: Howard M. Singer
    Title: Managing Director

                                    EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT

            THIS INVESTMENT ADVISORY AGREEMENT is made the ___ day of _____, 2003, by and between Augusta Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Augusta Management, L.L.C., a Delaware limited liability company (the "Adviser").

            WHEREAS, the Fund intends to engage in business as a closed-end, non-diversified management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

            WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

            WHEREAS, the Fund desires to retain the Adviser to render investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

            WHEREAS, the Adviser desires to be retained to perform such services on said terms and conditions;

            NOW, THEREFORE, in consideration of the terms and conditions hereinafter contained, the Fund and the Adviser agree as follows:

            1. The Fund hereby retains the Adviser to act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), to manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

            2.  Without  limiting  the  generality  of  paragraph 1 hereof,  the
Adviser shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Adviser considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws. The Adviser may, subject to such procedures as may be adopted by the Board, use affiliates of the Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

            3. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or otherwise retained by the Adviser or made available to the Adviser by its members.

            4. The Fund will, from time to time, furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

            5. The Adviser shall bear the cost of rendering the services to be performed by it under this Agreement.

            6. The Fund assumes and shall pay or cause to be paid all expenses of the Fund not expressly assumed by the Adviser under this Agreement, including without limitation: all costs and expenses related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold short but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Investment Funds; all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws; attorneys' fees and disbursements associated with updating the Fund's Confidential Memorandum and subscription documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the review of subscription documents executed and delivered to the Fund in connection with offerings of interests of the Fund; the costs and expenses of holding meetings of the Board and any meetings of members of the Fund; fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund or the Board; the administrative services fee paid to Fahnestock & Co. Inc. pursuant to the Administrative Services Agreement and the fees of custodians and persons providing administrative services to the Fund; the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board; all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes; and all charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund.

            7. As full compensation for the services provided to the Fund and the expenses assumed by the Adviser under this Agreement, the Adviser shall be entitled to be the Special Advisory Member of the Fund pursuant to the terms of the Limited Liability Company Agreement of the Fund (the "L.L.C. Agreement"). As the Special Advisory Member, the Adviser shall be entitled to receive an incentive allocation, as defined in Article I of the L.L.C. Agreement, in accordance with the terms and conditions of Section 5.8 of the L.L.C. Agreement. The pertinent provisions of the L.L.C. Agreement relating to the incentive allocation are contained in Appendix A of this Agreement.

            8. The Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment for any mistake of law or for any act or omission by the Adviser or any of the Affiliates.

            9. (a) The Fund shall indemnify the Adviser, its members, their respective directors, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions unlawful (collectively, "disabling conduct"). Indemnification shall be made following:
(i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the members of the Board (the "Managers") who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

            (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

            10. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

            11. This Agreement shall remain in effect for an initial term expiring [________ ___], 2005, and shall continue in effect from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Managers who are not parties to this Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Adviser, either by majority vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act and the rules thereunder). The Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment (to the extent required by the 1940 Act and the rules thereunder) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission.

            12. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

            13. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by such vote of members of the Fund as is required by the 1940 Act and the rules thereunder.

            14. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

            15. The Fund represents that this Agreement has been duly approved by the Board, including a majority of the Independent Managers, and by the sole initial member of the Fund, in accordance with the requirements of the 1940 Act and the rules thereunder.

            16. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.


                                        AUGUSTA FUND, L.L.C.

                                        By: _____________________________
Attest:                                     Name: Howard M. Singer
                                            Title: Principal Manager
______________________________


                                        AUGUSTA MANAGEMENT, L.L.C.


                                        ______________________,
                                        its Managing Member


                                        By: _____________________________
Attest:                                     Name:
                                            Title:

______________________________

                                   APPENDIX A

Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the L.L.C. Agreement.

                                    ARTICLE I

                                   DEFINITIONS

--------------------------------------------------------------------------------
Incentive Allocation                    With respect to each Member,  20% of the
                                        amount,  determined  as of the  close of
                                        each  Allocation  Period with respect to
                                        such  Member,  by  which  such  Member's
                                        Positive   Allocation  Change  for  such
                                        Allocation  Period,  if any, exceeds any
                                        positive  balance in such  Member's Loss
                                        Recovery  Account as of the most  recent
                                        prior  date as of which  any  adjustment
                                        has       been       made       thereto.
--------------------------------------------------------------------------------

                                    ARTICLE V

                                     CAPITAL

      5.8   INCENTIVE ALLOCATION.

            (a) So long as the Adviser serves as the Special Advisory Member of the Company, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account or, subject to compliance with the 1940 Act and the Advisers Act, to the Capital Accounts of such Members who are directors, officers or employees of Fahnestock & Co. Inc. or its Affiliates, or with respect to which such directors, officers or employees are the sole beneficial owners, as have been designated in any written notice delivered by the Adviser to the Board of Managers within 90 days after the close of such Allocation Period.

            (b) By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation (computed on the basis of unaudited data) that was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Company for the year in which allocations to the Special Advisory Account are made, the Company shall pay to the Special Advisory Member any additional amount of Incentive Allocation determined to be owed to the Special Advisory Member based on the audit, and the Special Advisory Member shall pay to the Company any excess amount of Incentive Allocation determined to be owed to the Company.

                                    EXHIBIT D

                             AUGUSTA PARTNERS, L.P.
                               (the "Partnership")

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed entirely of the Individual General Partners of the Partnership ("IGPs") who are not "interested persons" of the Partnership (as defined by the Investment Company Act of 1940, as amended) (the "Independent IGPs").

2.    The purposes of the Committee are:

      (a) to oversee the Partnership's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

      (b)   to  oversee  the  quality  and  objectivity  of  the   Partnership's
            financial statements and the independent audit thereof; and

      (c) to the extent there are IGPs who are not members of the Committee, to act as a liaison between the Partnership's independent auditors and the IGPs as a group.

      The function of the Committee is oversight; it is the responsibility of Augusta Management, L.L.C. (the "Manager") to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Manager or its affiliated companies, and to receive the auditors' specific representations as to their independence;

      (b) to meet with the Partnership's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Partnership's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);
            (iii) to consider the auditors' comments with respect to the Partnership's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the IGPs and the limited partners;

      (c) to consider the effect on the Partnership of any changes in accounting principles or practices proposed by the Manager or the auditors;

      (d) to review the fees charged by the auditors for audit and non-audit services;

      (e)   to  investigate   improprieties   or  suspected   improprieties   in
            Partnership operations; and

      (f) to the extent there are IGPs who are not members of the Committee, to report its activities to the IGPs on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the senior personnel of the Manager and any other organization that provides accounting services to the Partnership and with internal auditors, if any, for the Manager.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Partnership.

7. The Committee shall review this Charter at least annually and recommend for adoption by the IGPs any changes that the Committee believes to be necessary or appropriate.

8.    This Charter is effective as of October 27, 1999.

                             AUGUSTA PARTNERS, L.P.

                        4 EASY WAYS TO VOTE YOUR BALLOT:

        (1) VIA THE INTERNET, (2) BY TELEPHONE, (3) BY FAX OR (4) BY MAIL


            VOTING ON THE INTERNET                                   VOTING BY PHONE
            ----------------------                                   ---------------
o  Read the Proxy Statement and have this card at      o  Read the Proxy Statement and have this card at
   hand                                                   hand
o  Log on to WWW.PROXYWEB.COM                          o  Call toll-free at 1-888-221-0697
o  Enter the control number shown on this proxy card   o  Enter the control number shown on this proxy
   and follow the on-screen instructions                  card and follow the recorded instructions
o  Do not return this paper ballot                     o  Do not return this paper ballot


                 VOTING BY FAX                                        VOTING BY MAIL
                 -------------                                        --------------
o  Mark your voting preferences, sign and date this    o  Read the Proxy Statement
   proxy card                                          o  Check the appropriate boxes on this proxy card
o  Fax BOTH SIDES of your completed proxy card to      o  Sign and date this proxy card
   1-877-226-7171                                      o  Mail your completed proxy card in the enclosed
o  Do not return this paper ballot                        envelope

      DO NOT MAIL YOUR PROXY CARD IF YOU VOTE BY INTERNET, TELEPHONE OR FAX

                             AUGUSTA PARTNERS, L.P.

                        PROXY SOLICITED ON BEHALF OF THE
                         INDIVIDUAL GENERAL PARTNERS FOR
              SPECIAL MEETING OF LIMITED PARTNERS ON APRIL 25, 2003

      The undersigned hereby appoints William Fink, Barbara Pires and Howard M. Singer, jointly and severally, as proxies ("Proxies"), with full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in Augusta Partners, L.P. (the "Partnership") held of record by the undersigned on February 28, 2003 at the Special Meeting of Limited Partners of the Partnership (the "Meeting") to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 on April 25, 2003 at 11:00 a.m. (Eastern Standard time) and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Partnership covered hereby. I acknowledge receipt of the Notice of Special Meeting of Limited Partners and the Proxy Statement dated March 31, 2003.

THE INDIVIDUAL GENERAL PARTNERS OF THE PARTNERSHIP RECOMMEND A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

1A. APPROVAL OF THE PROVISIONS (THE "ADVISORY PROVISIONS") CONTAINED IN THE PROPOSED AMENDMENT (THE "AMENDMENT") TO THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF THE PARTNERSHIP WHICH WILL AUTHORIZE
      AUGUSTA MANAGEMENT, L.L.C. (THE "ADVISER") TO CONTINUE TO PROVIDE INVESTMENT ADVICE TO THE PARTNERSHIP.

      PLACE AN "X" IN ONE BOX.

      FOR |_|                    AGAINST |_|                 ABSTAIN |_|

1B. APPROVAL OF THE PROVISIONS (THE "ADMINISTRATIVE PROVISIONS") CONTAINED IN THE PROPOSED AMENDMENT WHICH WILL AUTHORIZE FAHNESTOCK & CO., INC., PURSUANT TO A SEPARATE WRITTEN AGREEMENT, TO PROVIDE MANAGEMENT AND ADMINISTRATIVE SERVICES TO THE PARTNERSHIP AND TO RECEIVE A FEE FROM THE PARTNERSHIP FOR THE PROVISION OF THOSE SERVICES.

      PLACE AN "X" IN ONE BOX.

      FOR |_|                    AGAINST |_|                ABSTAIN |_|

2A. APPROVAL OF THE CONVERSION (THE "CONVERSION") OF THE PARTNERSHIP FROM A DELAWARE LIMITED PARTNERSHIP TO A DELAWARE LIMITED LIABILITY COMPANY TO BE NAMED AUGUSTA FUND, L.L.C. (THE "FUND").

      PLACE AN "X" IN ONE BOX.

      FOR |_|                    AGAINST |_|                ABSTAIN |_|

2B.   ADOPTION OF THE PROPOSED LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND.

      PLACE AN "X" IN ONE BOX.

      FOR |_|                    AGAINST |_|                ABSTAIN |_|

2C. APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT WITH THE ADVISER. PLACE AN "X" IN ONE BOX.

      FOR |_|                    AGAINST |_|                ABSTAIN |_|

3. ELECTION OF THE INDIVIDUAL GENERAL PARTNERS OF THE PARTNERSHIP OR, IF THE CONVERSION IS APPROVED BY THE LIMITED PARTNERS, TO SERVE AS MEMBERS OF THE BOARD OF MANAGERS OF THE FUND.

o     Mark "FOR ALL" if you wish to vote for all nominees.

o     Mark "WITHHOLD ALL" if you wish to vote against all nominees.

o Mark "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the lines below if you wish to withhold authority for any individual nominee(s).

            FOR                      WITHHOLD                       FOR ALL
            ALL                        ALL                          EXCEPT*
            |_|                        |_|                            |_|

      Nominees:  (1) Sol Gittleman, (2) Luis Rubio,
                 (3) Janet L. Schinderman, (4) Howard M. Singer

      List Exceptions: _____________________________________________

                       _____________________________________________

                       _____________________________________________

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE OR BY FAX TO 1-877-226-7171.

If this proxy is properly executed and received by the Partnership prior to the Meeting, the interests in the Partnership represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR Proposals 1A, 1B, 2A, 2B and 2C and FOR ALL nominees for election as IGPs of the Partnership or as Managers of the Fund, as applicable.

PLEASE  DATE  AND  SIGN  BELOW  EXACTLY  AS NAME  APPEARS  ON THIS  PROXY  CARD.
INDIVIDUALS, JOINT TENANTS AND IRA INVESTORS, PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY CARD. WITH RESPECT TO ENTITY INVESTORS, EACH PERSON REQUIRED TO SIGN UNDER THE INVESTOR'S GOVERNING DOCUMENTS MUST SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE. IF MORE THAN ONE AUTHORIZED SIGNATORY IS REQUIRED, EACH SIGNATORY SHOULD SIGN. IF INTERESTS IN THE PARTNERSHIP ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN.

------------------------------------------------


___________________________________________
Signature              (Please sign in Box)
   Name:
   Title:


------------------------------------------------


___________________________________________
Signature              (Please sign in Box)
      Name:
      Title:


------------------------------------------------

Date:_____________